UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §.240.14a-12
AZZ INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2018
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

AZZ Inc.
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107

May 25, 2018

Dear Shareholders:

The Board of Directors and Management of AZZ Inc. cordially invite you to attend our 2018 Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Tuesday, July 10, 2018, at One Museum Place, 4th Floor, 3100 West 7th Street, Fort Worth, Texas 76107. Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying materials. The Notice of the 2018 Annual Meeting of Shareholders and Proxy Statement are attached. Please read them carefully.

All shareholders are invited to attend the meeting. Your vote is very important to our business and to our continued success. Whether or not you attend the meeting, it is important that your shares be represented and voted at the meeting. If you receive a paper copy of the proxy materials, you may use the telephone or Internet voting procedures described on the proxy card or complete and mail the enclosed proxy card. If you decide to attend the 2018 Annual Meeting of Shareholders, you will be able to (i) vote in person if you are a shareholder of record, or (ii) if you are a beneficial holder and have obtained a legal proxy, you may vote in person at the meeting, even if you have previously submitted your proxy.

Thank you in advance for voting and for your continued support of AZZ Inc.

Sincerely,

/s/ Thomas E. Ferguson

Thomas E. Ferguson
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 10, 2018

To the Shareholders of AZZ Inc.:
NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of AZZ Inc. (hereinafter, the “Company” or “AZZ”) will be held as follows:

TIME AND DATE	10:00 a.m., local time, on Tuesday, July 10, 2018

LOCATION	One Museum Place, 3100 West 7th Street, 4th Floor, Fort Worth, Texas 76107

PROPOSALS	I.	Elect the nine director nominees named in the accompanying Proxy Statement to serve on the Company’s Board of Directors, each for a one-year term.

	II.	Vote for an advisory approval of a non-binding resolution approving the Company’s executive compensation program.

	III.	Approval of the AZZ Inc. 2018 Employee Stock Purchase Plan.
	IV.	Vote for the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2019.

	V.	To transact any other business which may properly come before the Annual Meeting or any adjournment.

RECORD DATE	You can attend and vote your shares at the Annual Meeting if you were a shareholder of record of the Company’s common stock at the close of business on May 11, 2018 (the “Record Date”).

NOTICE	A Notice Regarding the Availability of Proxy Materials (the “Notice”) was mailed to shareholders on or about May 25, 2018.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS AZZ’s Proxy Statement and Fiscal Year 2018 Annual Report are available at www.edocumentview.com/AZZ

VOTING
Your vote is very important. Even if you intend to be present at the Annual Meeting, please promptly vote in one of the following ways so that your shares may be represented and voted at the Annual Meeting:

•    Call the toll-free telephone number shown in the instructions included on your Notice;
•    Vote via the Internet on the website as described in the instructions included on your Notice; or
•    If you receive a paper copy of the proxy materials, complete, sign, date, and return your proxy card or voting form.

By Order of the Board of Directors, /s/ Tara D. Mackey Tara D. Mackey Chief Legal Officer and Secretary

PROXY STATEMENT SUMMARY

This summary below highlights information contained elsewhere in this proxy statement (“Proxy Statement”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find additional information in this Proxy Statement.

2018 Annual Meeting of Shareholders

Date and Time July 10, 2018, 10:00 a.m., local time	Place AZZ Inc., One Museum Place, 4th Floor, 3100 West 7th Street, Fort Worth, Texas 76107
Notice We mailed a Notice Regarding the Availability of Proxy Materials (the “Notice”) on or about May 25, 2018.	Voting Holders of shares of common stock as of the Record Date are entitled to vote on all matters.
Record Date May 11, 2018

Voting Matters

Item	Company Proposals	Board Vote Recommendation	Page

1.	Election of nine Directors	FOR each director nominee	13

2.	Approval, on a non-binding advisory basis, of the Company’s executive compensation program	FOR	34

3.	Approval of the AZZ Inc. 2018 Employee Stock Purchase Plan	FOR	68

4.	Ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2019	FOR	74

How to Vote

You can vote by any of the following methods:

Internet (www.envisionreports.com/AZZ) until 1:00 a.m. Eastern Time, on July 10, 2018;
Telephone (1-800-652-8683) until 1:00 a.m. Eastern Time, on July 10, 2018;
Completing, signing and returning your proxy or voting instruction card before July 10, 2018; or
In person, at the Annual Meeting, if you are a registered shareholder as of the Record Date. You may deliver a completed proxy card or vote by ballot at the meeting.

Corporate Governance Highlights

✓	Eight out of nine director nominees are independent	✓	Independent committee chairs and members
✓	Commitment to continuous board refreshment and diversity	✓	Separate chairman and CEO
✓	Annual election of all directors	✓	Regular executive sessions of independent directors
✓	Majority voting for directors	✓	Risk oversight by full board and committees
✓	Stock ownership guidelines for directors and officers	✓	Annual board and committee self-evaluations

Director Nominees

Name	Age	DirectorSince	Occupation	Committee Memberships	Other Public Company Boards
Daniel E. Berce	64	2000	President and Chief Executive Officer, General Motors Financial Company	Audit Compensation	2
Paul Eisman	62	2016	Former President and Chief Executive Officer, Alon USA Energy, Inc.	Audit Compensation	0
Daniel R. Feehan	67	2000	Chairman of the Board, FirstCash, Inc.	Audit Compensation	2
Thomas E. Ferguson	61	2013	President and Chief Executive Officer, AZZ Inc.	Not Applicable	0
Kevern R. Joyce	71	1997	Independent Business Consultant and Investor	Compensation Nominating and Corporate Governance	0
Venita McCellon-Allen	58	2016	President and Chief Operating Officer, Southwestern Electric Power Company	Compensation Nominating and Corporate Governance	0
Ed McGough	57	2017	Senior Vice President, Global Manufacturing and Technical Operations, Alcon Laboratories, Inc.	Compensation Nominating and Corporate Governance	0
Stephen E. Pirnat	66	2014	Chief Executive Officer, ClearSign Combustion Corporation	Audit Nominating and Corporate Governance	1
Steven R. Purvis	53	2015	Trustee and Portfolio Manager, Luther King Capital Management	Audit Nominating and Corporate Governance	0

Named Executive Officers

Name	Age	Position	Since	Previous Position
Thomas E. Ferguson	61	President and Chief Executive Officer	2013	Chief Executive Officer, FlexSteel Pipeline Technologies, Inc.
Paul W. Fehlman	54	Senior Vice President and Chief Financial Officer	2014	Vice President, Finance, Engineered Products Division, Flowserve Corporation
Chris Bacius	57	Vice President, Corporate Development	2014	Vice President, Mergers & Acquisitions, Flowserve Corporation
Tara D. Mackey	48	Chief Legal Officer and Secretary	2014	Chief Legal Counsel and Corporate Secretary, First Parts, Inc.
Tim E. Pendley*	56	Senior Vice President and Chief Operating Officer, Metal Coatings	2009	Vice President Operations, Galvanizing Services
*Mr. Pendley ceased to serve as Senior Vice President and Chief Operating Officer, Metal Coatings, as of April 3, 2018.

Executive Compensation Highlights

Compensation Philosophy and Objectives

Our key compensation objectives are to attract and retain high performance leaders, reward results, drive future strategic growth and align the long-term interests of our executives with those of our shareholders. We use the following principles to effect these objectives:

What We Do

✓	A significant portion of our executive officers’ total compensation is financial performance based.
✓	Performance measures are highly correlated to the creation of shareholder value.
✓	We review and benchmark pay relative to the market median of our industry peer group on an annual basis.
✓	Our executive compensation program is designed to encourage building long-term shareholder value and attract and retain high performance executive talent.
✓	We use annual cash incentive opportunities and equity-based awards to balance the Company’s short- and long-term performance objectives.
✓
Our equity awards are equally weighted between time-vested restricted stock units, which vest ratably over a three-year period, and performance share units, which require achievement of financial performance metrics over a three-year performance cycle.

✓	The compensation committee engages an independent executive compensation consultant.
✓	Our compensation committee conducts an annual review of all executive compensation program components to ensure alignment with our compensation objectives and the Company’s industry peers.
✓	We implemented a Compensation Recovery Policy to protect the Company in the event of a financial restatement or an executive officer engages in serious misconduct.
✓	We provide a limited number of employment agreements and executive perquisites.
✓	We have stock ownership guidelines for directors and executive officers.

What We Don’t Do
✗	We do not provide tax gross ups.
✗	We do not recycle shares withheld for taxes.
✗	We do not permit pledging or hedging of Company securities.
✗	We do not pay dividends or dividend equivalents on unearned RSUs or PSUs until they vest.
✗	We do not reprice underwater equity awards.
✗	We do not have pension or supplemental executive retirement plans.

Fiscal Year 2018 Executive Compensation Program Elements

Category	Compensation Element	Description
Cash	Base Salary
Fixed cash compensation based on responsibilities of the position. Reviewed annually for potential adjustments based on factors such as market levels, individual performance and scope of responsibilities.

	Annual Incentive Opportunity	Annual cash incentive for achievement of specific annual financial operating results.
Long-Term Incentives	Restricted Stock Units	Vest ratably over a three-year period. Settled in shares of AZZ common stock. Dividend equivalent rights accrue with respect to dividends awarded during the vesting period.
Performance Share Units
Three-year pre-determined financial performance metric and a potential total shareholder return (“TSR”) modifier. Settled in shares of AZZ common stock. Dividend equivalents accrue during the vesting period and will vest if, and when the PSUs to which such dividend equivalents relate become vested.

Retirement	401(k) Plan	Qualified 401(k) plan available to all U.S. employees. The Company matches 100% of the first 1% and 50% of contributions between 2% and 6%.
Other	Employment Agreements	Sets standard benefits for Messrs. Ferguson and Fehlman in the event of severance.
	Change-in-Control Agreements	Sets standard benefits for senior executives upon a change-in-control.
	Other Benefits	Executive supplemental disability insurance and annual physical exam.

Fiscal Year 2018 Total Direct Compensation Mix

Fiscal Year 2018 Executive Compensation Summary

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards/ RSUs ($)	Option /SARs Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas E. Ferguson	2018	$724,500	−	$900,000	−	$78,246	−	$14,129	$1,716,875
President & Chief
Executive Officer

Paul W. Fehlman	2018	$376,436	−	$350,000	−	$26,330	−	$19,829	$772,595
Senior Vice President
& Chief Financial Officer

Chris Bacius	2018	$288,707	−	$150,000	−	$17,092	−	$10,674	$466,473
Vice President,
Corporate Development

Tara D. Mackey	2018	$339,075	−	$150,000	−	$20,074	−	$6,431	$515,580
Chief Legal Officer
& Secretary

Tim E. Pendley*	2018	$382,542	−	$225,000	−	−	−	$11,797	$619,339
Senior Vice President &
Chief Operating Officer, Metal Coatings

*Mr. Pendley ceased to serve as Senior Vice President and Chief Operating Officer, Metal Coatings, as of April 3, 2018.

PROXY STATEMENT
FOR
2018 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 10, 2018

The board of directors of AZZ Inc. (the “Company” or “AZZ”) is soliciting proxies for the 2018 Annual Meeting of Shareholders (the “Annual Meeting”). You are receiving this Proxy Statement because you own shares of AZZ common stock that entitle you to vote at the Annual Meeting. This Proxy Statement contains information on Annual Meeting matters to assist you in voting your shares.

QUESTIONS AND ANSWERS
Proxy Materials and Voting Information

Why am I receiving these materials?
___________________________________________________________________________________________

AZZ has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail in connection with the Company’s solicitation of proxies for use at the Annual Meeting to be held on Tuesday, July 10, 2018 at 10:00 a.m. local time at One Museum Place, 4th Floor, 3100 West 7th Street, Fort Worth, Texas 76107, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or made available to shareholders on or about May 25, 2018. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.
What is included in these materials?
___________________________________________________________________________________________
These materials include:

•	This Proxy Statement for the Annual Meeting; and

•	The Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2018 (the “Annual Report”).
If you requested printed versions by mail, these materials also include the proxy card and voting instructions for the Annual Meeting.
What items will be voted on at the Annual Meeting?
_____________________________________________________________________________________________________
You will be voting on the following:

•	The election of nine nominees to the Company’s board of directors named in this Proxy Statement, each to serve for a one year term (Proposal 1);

•	A non-binding advisory resolution to approve AZZ’s executive compensation program (Proposal 2);

•	Approval of the AZZ Inc. 2018 Employee Stock Purchase Plan (Proposal 3); and

•	Ratification of the appointment of BDO USA, LLP to serve as AZZ’s independent registered public accounting firm for the fiscal year ending February 28, 2019 (Proposal 4).

We also will consider any other business that may properly come before the meeting.
What are the Board of Directors’ voting recommendations?
___________________________________________________________________________________________
The board of directors recommends that you vote your shares:

•	“FOR” the election of the nine nominees to serve on the Board for a one year term (Proposal 1);

•	“FOR” the approval of AZZ’s executive compensation program (Proposal 2);

•	“FOR” the approval of the AZZ Inc. 2018 Employee Stock Purchase Plan (Proposal 3); and

•	“FOR” the ratification of the appointment of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2019 (Proposal 4).
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
___________________________________________________________________________________________
Pursuant to rules adopted by the SEC, AZZ uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company has sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials on the Internet or to request a printed copy are detailed in the Notice. In addition, shareholders are always able to request printed proxy materials by mail or electronically by emailing www.azz.com/investor-relations. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and the cost to the Company associated with printing and mailing hard copies of proxy materials.
How can I get electronic access to the proxy materials?
___________________________________________________________________________________________
The Notice will provide you with instructions regarding how to use the Internet to:

•	View the Company’s proxy materials for the Annual Meeting; and

•	Instruct the Company to send future proxy materials to you by email.
The Company’s proxy materials are also available at www.azz.com/investor-relations. This website address is included for reference only. The information contained on the Company’s website is not incorporated by reference into this Proxy Statement.
Choosing to receive future proxy materials by email will reduce the impact of the Company’s annual meetings on the environment and save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
Who may vote at the Annual Meeting?
___________________________________________________________________________________________
Each share of the Company’s common stock has one vote on each matter. Only shareholders of record as of the close of business on May 11, 2018, the Record Date, are entitled to receive notice of, to attend, and to vote at the

Annual Meeting. In addition to shareholders of record of the Company’s common stock, beneficial owners of shares held in street name as of the Record Date can vote using the methods described below. As of the Record Date, approximately 26,024,042 shares of the Company’s common stock were issued and outstanding.
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
___________________________________________________________________________________________
Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC (“Computershare”), you are considered the shareholder of record with respect to those shares, and the Notice was delivered directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.
If I am a shareholder of record of the Company’s shares, how do I vote?
___________________________________________________________________________________________
If you are a shareholder of record, there are four ways to vote:

In person. You may vote in person at the Annual Meeting by requesting a ballot when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date.

Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.
If I am a beneficial owner of shares held in street name, how do I vote?
___________________________________________________________________________________________
If you are a beneficial owner of shares held in street name, there are four ways to vote:

In person. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. You must bring a copy of the legal proxy to the Annual Meeting and ask for a ballot when you arrive. You must also bring valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must provide both the copy of the legal proxy and your completed ballot to the inspector of election.

•
Via the Internet. You may vote by proxy via the Internet by visiting www.envisionreports.com/AZZ and entering the control number found in your Notice. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

•
By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

•
By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

What is the quorum requirement for the Annual Meeting?
___________________________________________________________________________________________
A majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:

•	Are entitled to vote and you are present in person at the Annual Meeting; or

•	Have properly voted by proxy on the Internet, by telephone or by submitting a proxy card by mail.
If a quorum is not present, we may propose to adjourn the Annual Meeting to solicit additional proxies.
How are proxies voted?
___________________________________________________________________________________________
All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.
What happens if I do not give specific voting instructions?
___________________________________________________________________________________________
Shareholders of Record. If you are a shareholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by AZZ’s board of directors; or

•	Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders, Thomas E. Ferguson and Paul W. Fehlman, will vote your shares in the manner recommended by AZZ’s board of directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which ballot measures are considered “routine” or “non-routine”?
___________________________________________________________________________________________
The election of directors (Proposal 1), the non-binding advisory resolution approving the Company’s executive compensation program (Proposal 2) and the approval of the AZZ Inc. 2018 Employee Stock Purchase Plan (Proposal 3), are all considered non-routine matters under applicable rules. A broker or other nominee cannot vote shares without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals 1, 2 and 3.
The proposal for the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2019 (Proposal 4) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal 4.

What is the voting requirement to approve each of the proposals?
___________________________________________________________________________________________

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal	Voting Requirement
1. Election of nine director nominees named in this Proxy Statement, each for a one year term.
Each director must be elected by a majority of the votes cast. A majority of votes cast means that the number of shares voted “FOR” a director must exceed the number of votes cast “AGAINST” that director. Any director not elected by a majority is expected to tender to the Board his or her resignation promptly following the certification of election results pursuant to the Company’s Bylaws. The nominating and corporate governance committee will make a recommendation to the board on whether to accept or reject such resignation. The board will act on such recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results.

2. Approval, on a non-binding advisory basis, of the Company’s executive compensation program.
To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or represented by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

3. Approval of the AZZ Inc. 2018 Employee Stock Purchase Plan.
To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or represented by proxy, meaning that the votes cast by the shareholders "FOR" the approval of the proposal must exceed the number of votes cast "AGAINST" the approval of the proposal.

4. Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2019.
To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or represented by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

How are broker non-votes and abstentions treated?
___________________________________________________________________________________________
Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal.
With respect to the election of directors (Proposal 1), under the majority voting policy adopted by the Company in 2014, broker non-votes and abstentions, which have the same effect as “AGAINST” votes, could cause a nominee to fail to obtain the required affirmative votes of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute a quorum.
With respect to each of Proposals 2, 3 and 4, broker non-votes and abstentions could prevent the proposal from receiving the required affirmative votes of a majority of the shares present or represented by proxy and voting at the Annual Meeting assuming that the number of shares present or represented by proxy at the Annual Meeting are sufficient to constitute a quorum.

In order to minimize the number of broker non-votes, the Company strongly encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice.

Can I change my vote after I have voted?
___________________________________________________________________________________________
You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting. Prior to the applicable cutoff time, you may change your vote using the Internet or telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card dated as of a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company’s Secretary at One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107 prior to the Annual Meeting.
Who will serve as the inspector of election?
___________________________________________________________________________________________
A representative from Computershare Investor Services, LLC will serve as the inspector of election.
Is my vote confidential?
___________________________________________________________________________________________
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certification of votes; and

•	To facilitate a successful proxy solicitation.
Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to AZZ’s management and the board of directors.
Where can I find the voting results of the Annual Meeting?
___________________________________________________________________________________________
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will disclose the final voting results in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.
How can I attend the Annual Meeting?
___________________________________________________________________________________________
Admission to the Annual Meeting is limited to AZZ shareholders or their proxy holders. In order to be admitted to the meeting, each shareholder must present proof of stock ownership and a valid government-issued photo identification, such as a driver’s license or passport. Proof of stock ownership may consist of the proxy card or if shares are held in the name of a broker, bank or other nominee, an account statement or letter from the nominee indicating that you beneficially owned shares of AZZ common stock at the close of business on May 11, 2018, the Record Date for the Annual Meeting.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2019 Annual Meeting of shareholders?
___________________________________________________________________________________________
Requirements for Shareholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Proposals that a shareholder intends to present at the 2019 annual meeting of shareholders (“2019 Annual Meeting of Shareholders”) and wishes to be considered for inclusion in the Company’s Proxy Statement relating to the 2019 Annual Meeting of Shareholders must be received no later than January 23, 2019. All proposals must comply with Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company sponsored proxy materials. Shareholder proposals must be delivered to the Company’s Secretary by mail at One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107.
Requirements for Other Shareholder Proposals to Be Brought Before the 2019 Annual Meeting of Shareholders and Director Nominations. Notice of any proposal that a shareholder intends to present at the 2019 Annual Meeting of Shareholders, but does not intend to have included in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders, as well as any director nominations, must be delivered to the Company’s Secretary by mail at One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107, not earlier than the close of business on March 11, 2019 and not later than the close of business on April 10, 2019. The notice must be submitted by a shareholder of record and must set forth the information required by the Company’s Bylaws with respect to each director nomination or other proposal that the shareholder intends to present at the 2019 Annual Meeting of Shareholders. If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information regarding how to register your shares directly in your name as a shareholder of record.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws, as amended, provide that the board of directors will consist of up to 12 members, each serving a one year term. We currently have nine directors who are standing for re-election at the Annual Meeting. Our Nominating and Corporate Governance Committee has determined that our current board of directors’ composition of nine directors, is sufficient from a governance perspective. Proxies cannot be voted for a greater number of nominees than the number of nominees named herein.

Our Bylaws require that, in an uncontested election, each director will be elected by a majority of the votes cast. If a nominee in an uncontested election does not receive a majority of the votes cast, he or she is required to promptly tender a resignation to the board of directors that is subject to acceptance or rejection by the board of directors within 90 days from the date of the certification of the election results. In the event an election of directors is contested, the voting standard will be a plurality of votes cast.

The board of directors has nominated the following directors noted below, for election to a one year term expiring at the 2019 Annual Meeting of Shareholders. All of the nominees currently serve as members of the board of directors with a term expiring at this year’s Annual Meeting. Because these elections are uncontested, a nominee for director must receive a majority of the votes properly cast at the meeting in person or by proxy in order to be elected. Therefore, a nominee who receives more than 50% of votes “FOR” election (measured with respect to the total votes cast with respect to such nominee) will be elected, provided that a quorum is present at the meeting.

Each of the director nominees has consented to serve if elected. If for any unforeseen reason a nominee would be unable to serve if elected, the beneficial owners of AZZ’s shares as of the Record Date of the Annual Meeting may exercise their discretion to vote for a substitute nominee selected by the board of directors. However, the board of directors has no reason to anticipate that any of the nominees will not be able to serve, if elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

Nominees:

DANIEL E. BERCE
Age: 64 Director Since: 2000	Board Committees: • Audit Committee • Compensation Committee (Chairman)

Daniel E. Berce has served as President and Chief Executive Officer of General Motors Financial Company, Inc. (formerly AmeriCredit Corp.) since its acquisition by General Motors Company in October 2010. Mr. Berce also served as AmeriCredit Corp.’s Chief Executive Officer from 2005 until 2010, President from 2003 until 2010 and Chief Financial Officer from 1990 until 2003. He served as a director of Americredit Corp. from 1990 to 2010. Before joining Americredit Corp., Mr. Berce was a partner with Coopers & Lybrand, an accounting firm. Mr. Berce currently serves as a director of FirstCash, Inc., a publicly held international operator of retail pawn stores in the U.S. and Latin America, and Arlington Asset Investment Corp., a publicly held investment firm investing primarily in mortgage-related assets.

We believe Mr. Berce’s qualifications to serve on the board of directors include his executive level leadership experience and knowledge of corporate governance, specifically his experience as a Chief Executive Officer of a publicly held company and experience in serving as a director of multiple publicly held companies.

PAUL EISMAN
Age: 62 Director Since: 2016	Board Committees: • Audit Committee • Compensation Committee

Paul Eisman formerly served as the President and Chief Executive Officer of Alon USA Energy, Inc. (“Alon”) and as a director and the President and Chief Executive Officer of Alon USA Partners, LP. He has more than 30 years of refining experience and leadership expertise in refining production and retail business operations. Prior to joining Alon in 2010, Mr. Eisman served as Executive Vice President of Refining and Marketing Operations with Frontier Oil Corporation from 2006 to 2010. From 2003 to 2006, he served as Vice President of KBC Advanced Technologies, a leading consulting firm to the international refining industry. Mr. Eisman served as Senior Vice President, Planning for Valero Energy Corporation from 2001 to 2002. Mr. Eisman also served in various executive leadership roles at Diamond Shamrock Corporation from 1979 to 2001.

We believe Mr. Eisman’s qualifications to serve on the Company’s board of directors include his extensive experience in various executive leadership positions in refining production and retail business operations.

DANIEL R. FEEHAN
Age: 67 Director Since: 2000	Board Committees: • Audit Committee (Chairman) • Compensation Committee

Daniel R. Feehan serves as Chairman of the Board of FirstCash, Inc., a publicly held international operator of retail pawn stores in the U.S and Latin America. Previously, Mr. Feehan served as a director of Cash America International, Inc. (“Cash America”) since 1984 and was Cash America’s Executive Chairman from November 2015 until Cash America’s merger with First Cash Financial Services, Inc. (now FirstCash, Inc.) in September 2016. Prior to that, Mr. Feehan served as Chief Executive Officer of Cash America from February 2000 to October 2015 and as President from February 2000 to May 2015. From 1990 to 2000, he served as President and Chief Operating Officer of Cash America. Mr. Feehan also currently serves as a director of Enova International Inc., a publicly held leading provider of online financial services to non-prime consumers and small businesses.

We believe Mr. Feehan's qualifications to serve on the Company’s board of directors include his executive level leadership experience and ability to provide direction and oversight to the Company's financial reporting and business controls, specifically his experience as a chief executive officer of a publicly held company, experience in finance, accounting, strategic planning and experience serving as a director of multiple publicly held companies.

THOMAS E. FERGUSON
Age: 61 Director Since: 2013	Board Committees: • None

Thomas E. Ferguson serves as a non-independent director and as the President and Chief Executive Officer of AZZ. Prior to joining AZZ, he was a consultant and served as interim Chief Executive Officer of FlexSteel Pipeline Technologies, Inc., a provider of pipeline technology products and services in 2013. Mr. Ferguson has also served in various executive capacities with Flowserve Corporation, a publicly held global provider of fluid motion and control products, including Senior Vice President from 2006, as President of Flow Solutions Group from 2010 to 2012, as President of Flowserve Pump Division from 2003 to 2009, as President of Flow Solutions Division from 2000 to 2002, as Vice President and General Manager of Flow Solutions Division North America from 1999 to 2000 and as Vice President of Marketing and Technology for Flow Solutions Division from 1997 to 1999. Mr. Ferguson retired from Flowserve Corporation in 2012.

We believe Mr. Ferguson’s qualifications to serve on the Company’s board of directors include his considerable global business and leadership experience serving as an executive officer of a public company, his domestic and international strategic experience both in the industries in which AZZ operates, and his track record for helping businesses achieve exponential growth, both organically and through acquisitions in the global marketplace.

KEVERN R. JOYCE
Age: 71 Director Since: 1997 Chairman of the Board: Since 2013	Board Committees: • Compensation Committee • Nominating and Corporate Governance Committee (Chairman)

Kevern R. Joyce formerly served as senior advisor to ZTEK Corporation, an energy technology company, from 2003 to 2006 and currently serves as a director. Mr. Joyce was President, Chief Executive Officer and Chairman of Texas New Mexico Power Company, an electric service company, from 1994 to 2001, and served as a senior advisor until 2003. Mr. Joyce is a consultant to and investor in various companies.

We believe Mr. Joyce’s qualifications to serve on the board of directors include his considerable business and leadership experience, his knowledge and experience in finance and accounting, and specifically his experience in the electrical power generation industry, where he previously served as the Chief Executive Officer of a publicly held electrical utility company.

VENITA MCCELLON - ALLEN
Age: 58 Director Since: 2016	Board Committees: • Compensation Committee • Nominating and Corporate Governance Committee

Venita McCellon – Allen formerly served as the President and Chief Operating Officer of Southwestern Electric Power Company (“SWEPCO”), a subsidiary of American Electric Power Company, Inc. (“AEP”), a public utility holding company which engages in the generation, transmission, and distribution of electricity for sale to retail and wholesale customers, and held such office since 2010. Previously, she served as Executive Vice President – AEP Utilities East from 2009 to 2010 and Executive Vice President – AEP Utilities West from 2006 to 2009. From 2004 to 2006, Ms. McCellon-Allen served as Senior Vice President Shared Services of AEP. From 2000 to 2004, she served as Senior Vice President - Human Resources for Baylor Health Care System, a diversified health care holding company. From 1995 to 2000, Ms. McCellon-Allen held various leadership roles at Central and South West Corp. (“CSW”), in operations, customer service, strategic planning and human resources. In her last position at CSW, she served as Senior Vice President for Corporate Development and Customer Service.

We believe Ms. McCellon-Allen’s qualifications to serve on the board of directors include her considerable business and leadership experience both within and outside of the energy industry.

ED MCGOUGH
Age: 57 Director Since: January 2017	Board Committees: • Compensation Committee • Nominating and Corporate Governance Committee

Ed McGough has served as the Senior Vice President of Global Manufacturing and Technical Operations at Alcon Laboratories, Inc. (“Alcon”), a division of Novartis AG, since 2008. Mr. McGough joined Alcon in 1991 as a Manager of Quality Assurance and Regulatory Affairs in Alcon’s Pennsylvania facility. He has held various other leadership positions at Alcon in both Fort Worth, Texas and Puerto Rico, including: Director of Quality Assurance from 1992 to 1994; Director of Operations from 1994 to 1996; Director of Manufacturing from 1996 to 2000; and Vice President and General Manager of Manufacturing in Fort Worth, Texas and Houston, Texas from 2000 to 2006. Following these roles, he served as Vice President, Manufacturing, Pharmaceutical Operations, responsible for

Alcon’s pharmaceutical plants in the United States, Brazil, Mexico, Spain, Belgium and France. Prior to joining Alcon, Mr. McGough served in various quality engineering and management roles with Baxter Healthcare Corporation.

We believe Mr. McGough’s qualifications to serve on the board of directors include his executive level leadership and international experience in global manufacturing.

STEPHEN E. PIRNAT
Age: 66 Director Since: 2014	Board Committees: • Audit Committee • Nominating and Corporate Governance Committee

Stephen E. Pirnat became a director of ClearSign Combustion Inc. (“ClearSign”) in 2011 and was appointed as Chairman and Chief Executive Officer in 2015. From 2011 to 2014, Mr. Pirnat served as the Managing Director of Europe, the Middle East and Africa for the Quest Integrity Group of Team, Inc., a provider of asset integrity management and asset reliability solutions in the refinery, chemical, petrochemical, pipeline and power industries worldwide. From 2009 until 2015, Mr. Pirnat held the position of President and Chief Executive Officer of Quest Metrology Group LLC. From 2009 to 2014, he served as President of Quest Integrated Inc., a technology incubator and boutique private equity firm. From 2000 to 2009, Mr. Pirnat served as President and Chief Executive Officer of the John Zink Company, LLC, a wholly owned subsidiary of Koch Industries and a worldwide leader in the supply of combustion and air pollution control equipment to the energy industry. In that former capacity, Mr. Pirnat was a Board member of Quest Integrity Group. Mr. Pirnat, a long-time executive with Ingersoll-Rand and Ingersoll-Dresser Corporation, went to John Zink from a previous post as President and Chief Executive Officer of Pangborn Corporation, a leading supplier of surface preparation equipment and associated services to the automotive and aircraft industries. Mr. Pirnat began his career as an applications engineer with the Pump and Condenser group of Ingersoll-Rand, where he advanced through a variety of sales, marketing, engineering and operations positions with that company and its successor, Ingersoll-Dresser.

We believe Mr. Pirnat’s qualifications to serve on the board of directors include his career providing infrastructure solutions to large industrial companies both in the U.S. and internationally and his extensive experience and understanding of the industries in which our Company operates.

STEVEN R. PURVIS
Age: 53 Director Since: 2015	Board Committees: • Audit Committee • Nominating and Corporate Governance Committee

Steven R. Purvis is a Principal of Luther King Capital Management (“LKCM”). He joined the firm in 1996 as Director of Research, became Co-Manager on the Small Cap Strategy in 1998 and Lead Manager in 2000. Mr. Purvis currently serves as a Portfolio Manager responsible for small cap and small mid-cap focused investment portfolios. He has been a Principal of LKCM since 2004 and a Trustee to the LKCM Funds since 2013. Prior to joining LKCM, Mr. Purvis served as a Senior Analyst to Roulston Research from 1993 to 1996 and also served as a Research Analyst at Waddell & Reed, Inc. from 1990 to 1993. Since 2001, he has served as Chairman and significant shareholder of KGP Group, Inc., a private international manufacturing company focused on the aerospace and packaging industries. Mr. Purvis is also currently serving as the Saints Foundation investment committee chair, which supports All Saints Episcopal School of Fort Worth, Texas.

We believe Mr. Purvis’s qualifications for serving on the board of directors includes his distinguished career as a portfolio manager in the public equity markets with a focus on small to mid-cap companies, experience in analyzing corporate strategy and investment decisions across multiple industries and his ability to add an additional layer of financial analytics to the board’s deliberations.

Our board of directors, acting through the nominating and corporate governance committee ensures the Company’s board has diverse professional expertise, strong skills and qualifications. The board believes that the collective combination of backgrounds, skills and experience levels of its members has produced a board that is well equipped to exercise independent and robust oversight responsibilities for AZZ’s shareholders and to help guide the Company’s management team in achieving AZZ’s long-term strategic objectives.

MATTERS RELATING TO CORPORATE GOVERNANCE, BOARD STRUCTURE,
DIRECTOR COMPENSATION AND STOCK OWNERSHIP

Corporate Governance

The board of directors believes that strong corporate governance is a prerequisite to the continued success of the Company. The board of directors has adopted formal, written Corporate Governance Guidelines designed to strengthen AZZ’s corporate governance. Among other things, the guidelines contain standards for determining whether a director is independent, based upon the independence requirements of the New York Stock Exchange (the “NYSE”). The nominating and corporate governance committee is responsible for overseeing and reviewing the Corporate Governance Guidelines and Code of Conduct at least annually and recommending any proposed changes to the full board of directors for its approval. On January 20, 2016, the board of directors amended the Company’s Code of Conduct applicable to all of our directors, officers and employees, and the charters for each board of directors committee to provide greater emphasis and clarity of evolving legal and regulatory requirements and best practices. The Corporate Governance Guidelines, Code of Conduct and charters for the audit, compensation and nominating and corporate governance committees are available on the Company’s website at www.azz.com, under the heading “Investor Relations — Corporate Governance”.

You may also obtain a copy of these documents by making a request to:

AZZ Inc.
Investor Relations
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, TX 76107
Telephone: 817-810-0095
Fax: 817-336-5354
Email: info@azz.com

Director Independence

It is our policy that the board of directors will at all times consist of a majority of independent directors. AZZ recognizes the importance of having an independent board of directors that is accountable to both AZZ and its shareholders. In addition, all members of the audit committee, compensation committee and nominating and corporate governance committee must be independent. To be considered independent, a director must satisfy the independence requirements established by the NYSE and the Securities and Exchange Commission (the “SEC”). The board of directors will consider and apply all facts and circumstances relating to each director in determining independence. The board of directors has determined that all of the current members of the board of directors have no material relationship with the Company and are independent within the meaning of the Company’s Corporate Governance Guidelines and the NYSE listing standards, except for Thomas E. Ferguson. Mr. Ferguson is employed as the Company’s president and chief executive officer.

Directors’ Attendance at Board and Committee Meetings and at the Annual Meeting of Shareholders

Our board of directors met five times during fiscal year 2018. Each director attended 100% of the total number of board meetings and meetings of the board committee or committees on which he or she served during fiscal year 2018. Although we have no formal policy on the matter, all directors are encouraged to attend, and typically have attended, our annual meeting of shareholders. All of our directors attended the 2017 Annual Meeting of Shareholders .

Board Committees
The board of directors has established three standing board committees, the audit committee, the compensation committee and the nominating and corporate governance committee. Each committee is governed by a charter that is reviewed annually and revised as deemed necessary. A copy of each charter is available on the Company’s website at www.azz.com under the heading “Investor Relations − Corporate Governance.” Mr. Ferguson does not serve on any board committees. Current board committee membership is set forth below.

AUDIT COMMITTEE
Committee Members: Daniel R. Feehan* (Chairman), Daniel E. Berce*, Paul Eisman, Stephen E. Pirnat* and Steven R. Purvis*

Committee Functions

• Oversees the Company’s accounting, auditing, financial reporting, systems of internal controls regarding finance and accounting and corporate finance strategy;
• Directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm;
• Pre-approval of all auditing services and permitted non-audit services to be performed for the Company by its independent auditor;
•    Review and discuss with management (i) the guidelines and policies that govern the processes by which the Company assesses and manages its exposure to risk; and (ii) the Company’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures;

• Meets regularly in executive session with the Company’s management, internal and independent auditors; and
• Review and approve any proposed related-party transactions consistent with the Company’s policy regarding such transactions and report any findings to the full Board.
Independent Members: 5
*Financial Experts: 4
FY2018 Audit Committee Meetings Held: 6

COMPENSATION COMMITTEE
Committee Members: Daniel E. Berce (Chairman), Paul Eisman, Daniel R. Feehan, Kevern R. Joyce, Venita McCellon-Allen and Ed McGough

Committee Functions

• Establishes, oversees and adjusts the Company’s incentive-based compensation plans, sets compensation for our CEO and approves compensation for the other executive officers;
• Review and discuss with management the Compensation Discussion & Analysis to be included in the Company’s annual report and proxy statement;
•    Review and approve employment agreements, severance agreements or other significant matters relating to the Company’s CEO and other executive officers, including the annual performance review of the CEO;

• Review with management and recommend to the Board changes in the Company’s compensation structure, policies and programs and its competitiveness as an employer; and
•    Administer the Company’s Compensation Recovery Policy allowing AZZ to recoup incentive based compensation paid to applicable officers and employees in the event of a financial restatement or misconduct.

Independent Members: 6
FY2018 Compensation Committee Meetings Held: 5

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Committee Members: Kevern R. Joyce (Chairman), Venita McCellon-Allen, Ed McGough, Stephen E. Pirnat, and Steven R. Purvis

Committee Functions

• Identifies potential individuals qualified to become members of the board consistent with criteria approved by the board;
• Recommends director candidates to the board for election at the annual meetings of shareholders or to fill vacancies pursuant to the Company’s Bylaws;
• Recommends director nominees to the board for each board committee and the chairman of the board;
• Responsible for establishing and overseeing AZZ’s Corporate Governance Guidelines, Code of Conduct and the director nomination process;
• Regularly review and make recommendations to the board regarding director compensation; and
• Lead an annual process for evaluating the performance of the board as a whole and each of the board committees and report its findings and recommendations to the board.
Independent Members: 5
FY2018 Nominating and Corporate Governance Committee Meetings Held: 4

Immediately following the 2018 Annual Meeting of Shareholders, if all of the director nominees are elected, the board committees will be comprised of the following members:

Director	Nominating and Corporate Governance Committee	Audit Committee	Compensation Committee
Daniel E. Berce
Paul Eisman
Daniel R. Feehan
Kevern R. Joyce
Venita McCellon-Allen
Ed McGough
Stephen E. Pirnat
Steven R. Purvis

Member
Chair

Meetings of Independent Directors without Management Present

To empower our independent directors to serve as a more effective check on management, our independent directors meet at regularly scheduled executive sessions without members of AZZ’s management present. The independent directors met without management present five times during the last fiscal year. Executive sessions ordinarily are held in conjunction with quarterly scheduled board meetings. Mr. Joyce, as our independent chairman of the board of directors, presides over these meetings.

Board Leadership Structure

The board of directors has flexibility under its governance guidelines to select an appropriate leadership structure. The board of directors believes that it is preferable for one of its independent, non-employee members to serve as chairman because it places an independent director in a position of leadership on the board which it believes adds value to AZZ’s shareholders by facilitating a more efficient exercise of the board’s fiduciary duties. We believe the separation of the chairman and the chief executive officer positions allows the non-employee chairman to provide support and advice to the chief executive officer, reinforcing the reporting relationship and accountability of the chief executive officer to the board. The board of directors further believes this structure is appropriate given that the chief executive officer has the day-to-day responsibility to run the Company and the chairman of the board has the responsibility to lead and coordinate the functions of the board of directors. The non-employee directors appoint the non-management chairman of the board of directors. The duties of the board chairman are to:
•    Preside at board meetings;
•    Preside at executive sessions or other meetings of the non-employee directors;

•	Recommend the retention of any consultants, legal, financial or other professional advisors who are to report directly to the board of directors;
•    Consult with management as to the agenda items for board and committee meetings; and

•	Coordinate with committee chairs in the development and recommendations regarding board and committee meeting schedules.

The board of directors believes its leadership structure not only provides for strong independent leadership, but also is in the best interests of the Company’s shareholders given that it effectively positions the chief executive officer as the Company’s leader and permits him to focus his entire energies on the daily management of the business operations. The board of directors understands that its current approach to leadership structure may evolve over time as circumstances may change. Consequently, the board of directors annually re-examines its corporate governance policies and leadership structure to ensure that they continue to meet the Company’s needs and strategic objectives.

Annual Board and Committee Self-Assessments

The board believes it is important to annually evaluate the performance of the board and its committees and to solicit and act upon feedback received from directors. As part of the board’s self-assessment process, directors consider various topics related to board composition, structure, effectiveness and responsibilities, as well as the overall mix of director skills, experience and backgrounds. The board also considers its performance as well as that of its committees from time to time throughout the year and shares relevant feedback with management.

Initiation of Process	>
A list of potential topics are circulated by the chairman of the board to the directors for consideration in advance of the board’s self-assessment discussion. Committee chairs follow a similar process for their respective committees.

Discussion	>	The chairman of the board meets with the board to gather their views and obtain feedback. Committee chairs lead their respective committee discussions during executive session.
Follow-Up	>
The chairman of the board shares a summary of the board results which addresses any requests or enhancements in practices that may be applicable to the board or management. Committee chairmen report on their respective self-assessments to the full board.

The Role of the Board in Succession Planning

The board believes effective succession planning particularly for the chief executive officer is important to the continued success of the Company. As a result, the board periodically reviews and discusses succession planning with the chief executive officer during executive sessions of board meetings. The compensation committee reviews and assesses the management succession planning process and reports to the board with respect to such succession planning for the chief executive officer and our other executive officers.

The Board’s Role in Risk Oversight

The Company’s board of directors has overall responsibility for the effective oversight of risk, whether financial, operational or strategic. This oversight function necessarily focuses on the most significant risks facing the Company and is deemed an important priority by the board of directors. The board of directors does not attempt to view in isolation the risks facing the Company, but tries to consider risk holistically and as a proper component of the Company’s short-term and long-term strategy. The board of directors does not believe it is possible, nor even desirable, to eliminate all business risk. Rather, reasonable and calculated risk-taking by management is deemed appropriate and necessary for the Company to remain competitive in its industries.

While the board of directors generally oversees risk management, the responsibility for daily management of these risks resides with the Company’s chief executive officer and other members of the executive team who are responsible for the ongoing assessment and management of Company risks, including risks relating to: operations; governance; implementing strategic growth initiatives; integrating acquisitions into the Company’s operations; and the Company’s public company compliance programs; financial reporting and public disclosure. The Company has established robust internal processes and controls for identifying and managing risk, including comprehensive internal and external audit processes. These processes have been designed to allow management to effectively identify and manage risks and to timely communicate the results of such activities to the board of directors. Management routinely communicates with the board of directors, its committees and individual directors, as appropriate, regarding various risks. All directors have direct and open access to the Company’s executive officers and other members of the management team. As a result, throughout the year, the board of directors and its committees communicate with each other and with management. Periodically, the Company’s strategic and operational risk are presented and thoroughly discussed with the board of directors during the chief executive officer’s operational report. The Company’s financial risks are specifically addressed during the formal presentation of its financial results at each board meeting. The board of directors further considers risks when considering specific actions proposed by management.

In addition to the presentation of information to the full board of directors, the board of directors has delegated responsibility for the oversight of certain risks to the proper board committees. These committees regularly meet and report to the full board of directors at each board meeting. In particular:

•
The audit committee oversees the integrity of the financial statements of the Company, the independent auditor's qualifications and independence, the performance of the Company's internal audit function and independent auditors; and the Company’s compliance with legal and regulatory requirements. Complaints and concerns relating to AZZ’s accounting matters should be communicated to the audit committee. Any such communications may be made on an anonymous basis. Any concerns or complaints may be reported to the audit committee through a third-party vendor, NAVEX Global Inc., which has been retained by the audit committee for this purpose. The AZZ Alertline may be accessed toll-free at 1 (855) 268-6428 or via the website at https://azz.alertline.com. Outside parties, including customers, vendors, suppliers or shareholders may bring issues regarding accounting matters to the attention of the audit committee by writing to the Chairman of the Audit Committee, AZZ Inc., 3100 West 7th St., Suite 500, Fort Worth, TX 76107. All complaints and concerns will be reviewed under the direction of the audit committee and oversight provided by the chief legal officer and other appropriate persons as determined by the audit committee.

•
The compensation committee oversees the risks relating to the Company’s compensation philosophy and programs and generally evaluates any potential effect the Company’s compensation structure may have on management risk taking. The compensation committee reviews the recommendations of the Company’s management regarding adjustments to the Company’s executive compensation programs. The compensation committee has retained and regularly meets with Meridian Compensation Partners, LLC ("Meridian"), its independent executive compensation consultant, which assists the compensation committee in evaluating the Company’s compensation programs and adherence to the philosophies and principles as discussed under “Executive Compensation – Compensation Discussion and Analysis.” The compensation committee also monitors risks relating to the overall management and organizational structure, as well as succession planning at the executive officer and key leadership levels.

•
The nominating and corporate governance committee provides oversight on the composition of the board of directors and it’s committees and provides leadership to the board in maintaining best corporate practices in the Company’s corporate governance principles and practices. Many of our corporate policies are summarized in the Code of Conduct, including our policies regarding conflict of interest, insider trading, related party transactions, confidentiality and compliance with laws and regulations applicable to the conduct of our business. All officers, directors, employees and representatives are required to acknowledge and agree to be bound by the Code of Conduct and are subject to disciplinary action, including termination, for violations. The Code of Conduct is published on our website at www.azz.com under the heading “Investor Relations/Corporate Governance/Code of Conduct.” Any amendments to the Code of Conduct or the grant of a waiver from a provision of the Code of Conduct requiring disclosure under applicable SEC rules will be disclosed on our website. Under our Code of Conduct, directors, officers and employees are expected to report any violation or waiver of any provision of the Code of Conduct to the Chief Legal Officer. Anyone may report matters of concern to the AZZ legal department through our anonymous, confidential toll-free AZZ Alertline at 1 (855) 268-6428, online at https://azz.alertline.com, or by writing to the Chief Legal Officer, AZZ Inc., 3100 West 7th St., Suite 500, Fort Worth, TX 76107.

As indicated above, the board of directors’ proper role is risk oversight as opposed to the day-to-day management of risks, which is the focus and the responsibility of the Company’s management team. The board of directors believes this division of responsibility provides an effective means for addressing the full spectrum of risks applicable to the Company. Furthermore, the board of directors believes that its leadership structure, with an independent, non-management chairman of the board of directors and of each committee, supports its risk oversight function.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year. The policy provides that the audit committee review transactions subject to the policy and determines whether or not to approve or ratify such transactions. In doing so, the audit committee takes into account, among other factors it deems appropriate, (i) whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances; (ii) the extent of the related person’s interest in the transaction, including the risks that could result therefrom; and (iii) whether the transaction impairs independence.

During fiscal year 2018, the Company did not enter into any transactions, other than as described below, with any of its officers, directors or shareholders owning 5% or more of our common stock or any immediate family members of such persons in which the amount involved exceeded $120,000.

As described above, Ms. McCellon-Allen, a member of the Company’s board of directors, formerly served as President and Chief Operating Officer of SWEPCO, a subsidiary of AEP. From March 1, 2017 through February 28, 2018, AEP and its affiliates entered into transactions with affiliates of the Company involving an aggregate amount of $283,028. Ms. McCellon-Allen does not hold any direct interest in these transactions, which consist of sales by the Company’s Energy and Metal Coatings Segments of certain products and services to several of AEP’s affiliates, and holds an indirect interest solely by virtue of her former position as an officer of a subsidiary of AEP. The audit committee considered the former business relationship between the Company and AEP and its affiliates when reviewing the transactions that occurred during fiscal year 2018 and determined to approve and ratify the business transactions, based in part on (a) the fact that this commercial relationship was in existence for several years prior to Ms. McCellon-Allen being elected to the board of directors, (b) the fact that such transactions were negotiated on an arm’s length basis without any terms more or less favorable to the Company than would be received from any other unaffiliated third party, (c) the audit committee’s understanding that Ms. McCellon-Allen does not and has not exercised or influenced decision-making abilities with respect to the AEP affiliates conducting business with the Company and its subsidiaries and (d) the audit committee’s understanding that Ms. McCellon-Allen has been and will continue to be subject to information barriers within AEP that were intended to prevent her from receiving information regarding any business conducted between AZZ and AEP (or their respective affiliates).

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In setting director compensation, the nominating and corporate governance committee considers the significant amount of time that directors contribute in fulfilling their duties to the Company and the skill level required for members of the board of directors.

Set forth below is a summary of the components of compensation payable to non-employee directors for board and committee service for fiscal year 2018. Mr. Ferguson, while serving as an executive officer of the Company, did not receive any compensation for his service as a director.

Cash Compensation. The table below shows cash compensation payable to the non-employee directors of the Company for fiscal year 2018:

Service	Fee Amount
Annual Retainer for Board Service	$65,000
Annual Retainer for Board Chairman Service	$60,000
Annual Audit Committee Chairman Retainer	$3,000
Annual Audit Committee Member Retainer	$5,000
Annual Compensation Committee Chairman Retainer	$2,000
Annual Nominating and Corporate Governance Committee Chairman Retainer	$1,500

The annual retainers described above were paid quarterly at the end of each fiscal quarter of the Company. All members of the board of directors are reimbursed for reasonable costs and expenses incurred in attending board and committee meetings.

Equity-Based Compensation. In addition to the cash compensation described above, on July 11, 2017 each non-employee director also received AZZ common stock under the Company’s 2014 Long Term Incentive Plan, as amended (the “2014 Plan”) having a $100,000 fair market value on the date of grant. The grant date for the annual director equity grant is targeted for the date of the annual meeting of shareholders on each applicable year.

Director Summary Compensation Table. The table below sets forth total compensation paid to our non-employee directors for their service during fiscal year 2018.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Daniel E. Berce	$72,000	$100,000	$172,000

H. Kirk Downey(2)	$23,492	−	$23,492

Paul Eisman	$70,000	$100,000	$170,000

Daniel R. Feehan	$73,000	$100,000	$173,000

Kevern R. Joyce	$126,500	$100,000	$226,500

Venita McCellon-Allen	$65,000	$100,000	$165,000

Ed McGough	$65,000	$100,000	$165,000

Stephen E. Pirnat	$70,000	$100,000	$170,000

Steven R. Purvis	$70,000	$100,000	$170,000

(1)
Eligible directors received an annual equity grant of common stock of the Company having a $100,000 fair market value at the time of grant, on the date of the annual meeting of shareholders, which was July 11, 2017. The equity values in this column for the fiscal year ended February 28, 2018 reflect the aggregate grant date fair market value calculated in accordance with FASB ASC Topic 718 for stock awards granted to each of the non-employee directors under the 2014 Plan. Assumptions used in the calculation of this amount are included in footnote 11 to the Company’s audited financial statements for the fiscal year ended February 28, 2018, included in the Company’s Annual Report on Form 10-K.

(2)	The amount reported is pro-rated based upon Dr. Downey’s retirement from the board of directors on July 11, 2017.

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

Under the Company’s stock ownership guidelines, non-employee directors are expected to accumulate within five (5) years of joining the board of directors, shares of AZZ’s common stock equal in value to at least five (5) times the amount of their annual cash retainer (currently valued at $325,000). The director target ownership value increased from $200,000, effective as of March 1, 2017. As of February 28, 2018, all non-employee directors were in compliance with the minimum requirement of the stock ownership guidelines, except for Messrs. Eisman, McGough, Pirnat and Purvis who continue to work towards acquiring their target level within five (5) years from their respective date of being appointed to the board of directors.

PROCEDURES FOR COMMUNICATING WITH DIRECTORS

The board of directors has established a process by which shareholders can send communications to the board of directors. Interested parties would use the same method as shareholders to communicate directly with the chairman of the board of directors or with non-employee directors as a group. Shareholders and interested parties can send written communications to one or more members of our board of directors at the address noted below:

Mr. Kevern R. Joyce
Chairman of the Board
AZZ Inc.
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107

Generally, we distribute communications to the board of directors or to any individual director, as appropriate, depending on the subject matter, facts and circumstances outlined in the communication. We will not distribute communications that are not related to the duties and responsibilities of the board of directors, including:

• spam;
• junk mail and mass mailings;
• product or service inquiries or complaints;
• new product or service suggestions;
• resumés and other forms of job inquiries;
• surveys; and
• business solicitations or advertisements.

In addition, we will not distribute unsuitable material to our directors, including material that is unduly hostile, threatening or illegal, although any communication that is screened as described above will be made available to any director upon request.

DIRECTOR NOMINATION PROCESS

Board Member Qualification Criteria

The nominating and corporate governance committee has adopted certain Board Member Qualification Criteria, which set forth the primary attributes and qualifications considered by the nominating and corporate governance committee in evaluating nominees for director, including:

• management and leadership experience;

• relevant industry knowledge and diversity of background and experience; and

• personal and professional demonstration of ethics, integrity and professionalism.

The nominating and corporate governance committee also believes that the board of directors should be composed of individuals who have achieved a high level of distinction in business, law, education or public service and who possess one or more of the following specific qualities or skills:

• financial expertise;
• general domestic and global knowledge of the electrical and industrial products industry, metal coatings services or the highly engineered welding services industry;
• legal, human resources or accounting experience; and
• chief executive officer, chief financial officer or other senior management experience.

The nominating and corporate governance committee does not have a formal policy regarding the consideration of diversity in identifying director nominees, though diversity is always considered, among many other factors, with a broad view toward the needs of the entire board of directors. When identifying and recommending director nominees, the nominating and corporate governance committee views diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, specialized skills and other qualities or attributes that can contribute to the board’s effectiveness. The nominating and corporate governance committee believes that including diversity as one of the many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee's goal of creating a board of directors that best serves the needs of the Company and the interests of its shareholders.

Internal Process for Identifying Candidates

Members of the nominating and corporate governance committee or other AZZ directors or executive officers may, from time to time, identify potential candidates for nomination to our board of directors. All proposed nominees, including candidates recommended for nomination by shareholders in accordance with the procedures described below, will be evaluated in light of the Board Member Qualification Criteria and the projected needs of the board of directors at the time. The nominating and corporate governance committee may also retain a search firm from time to time to assist in identifying potential candidates for nomination to the board of directors. The search firm’s responsibilities may include identifying and evaluating candidates believed to possess the qualities and characteristics set forth in the Board Member Qualification Criteria, providing background information on potential nominees and interviewing and screening nominees if requested to do so by the nominating and corporate governance committee.

Board Composition and Ongoing Refreshment

The board of directors understands the importance of board refreshment, and strives to maintain an appropriate balance of tenure, turnover, diversity and skills on the board. The board also believes that new perspectives and ideas are critical to a forward looking and strategic board, but must be balanced with the valuable experience and continuity that longer serving directors provide. Ensuring the board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long term interests of our shareholders, is a top priority.

At the end of 2014, the board of directors began a refreshment process consisting of the following goals:

•	To add members with significant international experience;

•	To add members with engineering and manufacturing expertise;

•	To provide for a smooth transition over time while reducing the average age and tenure of the board;

•	To expand the board size so that no member served on more than two committees;

•	To add diversity and strength to the board through race, gender, national origin, differences of viewpoint, and professional experience; and

•	To gradually add members to the board over the next three years to maintain board stability and culture during the refreshing process.

In 2015, the board of directors amended the Company’s Corporate Governance Guidelines to include a requirement that a non-employee director having attained the age of 72 during his or her term, shall retire at the end of that term. The board of directors does, however, have the discretion to waive this requirement if individual circumstances indicate that a waiver would be in the best interests of the Company. When the board began its refreshment process, it was comprised of members having an average age of 68 years and an average tenure of 16 years. Now, the board nominees have an average age of 62 years and an average tenure of 7 years, with over 50% of the directors having joined the board in the last 5 years.

Shareholder Recommendations for Directors

The nominating and corporate governance committee will consider candidates recommended by shareholders for election to our board of directors. A shareholder who wishes to recommend a candidate for evaluation by the nominating and corporate governance committee should forward the candidate’s name, business or residence address, principal occupation or employment and a description of the candidate’s qualifications to the chairman of the nominating and corporate governance committee, in care of the corporate secretary, AZZ Inc., One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107. In addition, the corporate secretary must receive the request for consideration and all required information no later than 5:00 p.m., local time, on January 23, 2019. Proposals should be sent via registered, certified or express mail. The corporate secretary will send properly submitted shareholder recommendations to the chairman of the nominating and corporate governance committee.

In order for a candidate proposed by a shareholder to be considered by the nominating and corporate governance committee for inclusion as a board nominee at the 2019 Annual Meeting of Shareholders, the candidate must meet the Board Member Qualification Criteria described above and must be expressly interested and willing to serve as an AZZ director. Individuals recommended to the nominating and corporate governance committee by shareholders in accordance with the procedures described above will be evaluated by the nominating and corporate governance committee in the same manner as individuals who are recommended through other means.

Shareholder Nominations of Directors

Article III, Section 3.08 of our Bylaws also permits a shareholder to propose a candidate at an Annual Meeting of Shareholders who is not otherwise nominated by the board of directors through the process described above if the shareholder complies with the advance notice, information and consent provisions contained in the Bylaws. To comply with the advance notice provision of the Bylaws, a shareholder who wishes to nominate a director at the 2019 Annual Meeting of Shareholders must provide AZZ written notice no earlier than March 11, 2019 and no later than April 10, 2019. You may also contact the Company’s corporate secretary to obtain the specific information that must be provided with the advance notice.

Nominees for Election at the 2018 Annual Meeting

AZZ received no recommendations for nominees for election to the board of directors at our 2018 Annual Meeting of Shareholders by shareholders or groups of shareholders owning more than 5% of our common stock.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table indicates the ownership on April 30, 2018, of AZZ’s common stock (which is our only class of stock outstanding) by each director and each named executive officer listed in the Summary Compensation Table provided on page 55, and all directors and executive officers of the Company as a group. Beneficial ownership means that the individual has or shares voting power or investment power with respect to the shares of AZZ’s common stock or the individual has the right to acquire shares of AZZ common stock within 60 days of April 30, 2018.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Chris Bacius	6,929(2)	*
Daniel E. Berce	60,924(3)	*
Paul Eisman	6,681	*
Daniel R. Feehan	62,674(4)	*
Paul W. Fehlman	11,431(5)	*
Thomas E. Ferguson	55,983(6)	*
Kevern R. Joyce	59,473(7)	*
Tara D. Mackey	5,992(8)	*
Venita McCellon-Allen	8,681	*
Ed McGough	2,040	*
Tim E. Pendley	31,555(9)	*
Stephen Pirnat	7,596	*
Steven R. Purvis	5,596	*

All Current Directors and Executive Officers as a Group (16 persons)(11)	332,077.013%

*Indicates beneficial ownership of less than 1% of the outstanding shares of AZZ’s common stock.

(1)    Each person named in the table has sole investment and voting power with respect to all shares of common stock shown to be beneficially owned by such person. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The percentage of voting stock held is based upon 25,996,850 shares outstanding as of April 30, 2018.

(2)    Does not include 2,724 SARs that Mr. Bacius has the right to exercise within 60 days of April 30, 2018. These SARs do not convert into common stock on a one-for-one basis when exercised. The SARs are settled in shares of AZZ common stock of an amount equal to the excess value of the exercise price over the grant date price.

(3)    Does not include 5,689 SARs that Mr. Berce has the right to exercise within 60 days of April 30, 2018. These SARs do not convert into common stock on a one-for-one basis when exercised. The SARs are settled in shares of AZZ common stock of an amount equal to the excess value of the exercise price over the grant date price.

(4)    Does not include 5,689 SARs that Mr. Feehan has the right to exercise within 60 days of April 30, 2018. These SARs do not convert into common stock on a one-for-one basis when exercised. The SARs are settled in shares of AZZ common stock of an amount equal to the excess value of the exercise price over the grant date price.

(5)    Does not include 8,089 SARs that Mr. Fehlman has the right to exercise within 60 days of April 30, 2018. These SARs do not convert into common stock on a one-for-one basis when exercised. The SARs are settled in shares of AZZ common stock of an amount equal to the excess value of the exercise price over the grant date price.

(6)    Does not include 66,471 SARs that Mr. Ferguson has the right to exercise within 60 days of April 30, 2018. These SARs do not convert into common stock on a one-for-one basis when exercised. The SARs are settled in shares of AZZ common stock of an amount equal to the excess value of the exercise price over the grant date price.

(7)    Does not include 3,873 SARs that Mr. Joyce has the right to exercise within 60 days of April 30, 2018. These SARs do not convert into common stock on a one-for-one basis when exercised. The SARs are settled in shares of AZZ common stock of an amount equal to the excess value of the exercise price over the grant date price.

(8)    Does not include 2,711 SARs that Ms. Mackey has the right to exercise within 60 days of April 30, 2018. These SARs do not convert into common stock on a one-for-one basis when exercised. The SARs are settled in shares of AZZ common stock of an amount equal to the excess value of the exercise price over the grant date price.

(9)    Does not include 11,182 SARs that Mr. Pendley has the right to exercise within 60 days of April 30, 2018. These SARs do not convert into common stock on a one-for-one basis when exercised. The SARs are settled in shares of AZZ common stock of an amount equal to the excess value of the exercise price over the grant date price. Mr. Pendley ceased to serve as Senior Vice President and Chief Operating Officer, Metal Coatings, as of April 3, 2018.

(10) The number of shares of our common stock that all of our directors and executive officers own as a group.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table indicates the ownership by each person who is known by us to own beneficially, as of April 30, 2018, five percent or more of our common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	3,239,398(1)	12.5%

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	2,441,358(2)	9.4%

Neuberger Berman Group LLC Neuberger Berman Investment Advisers LLC Neuberger Berman Equity Funds Neuberger Berman Genesis Fund 1290 Avenue of the Americas New York, NY 10104	2,054,295(3)	7.9%

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	1,913,006(4)	7.3%

FMR LLC 245 Summer Street Boston, Massachusetts 02210	1,870,959(5)	7.2%

(1)
Blackrock, Inc. is the parent holding company of certain institutional investment managers, which collectively had sole voting power over 3,176,785 shares and sole investment power over all 3,239,398 shares. Information based solely on Schedule 13G/A filed with the SEC on January 19, 2018.

(2)
The Vanguard Group, Inc., a registered investment advisor, had sole voting power over 50,467 shares and sole investment power over 2,441,358 shares. Information based solely on a Schedule 13G/A filed with the SEC on February 8, 2018.

(3)
Neuberger Berman Group LLC, Neuberger Berman Investment Advisers LLC, Neuberger Berman Equity Funds and Neuberger Genesis Fund had shared voting power over 2,042,195 shares and shared investment power over all 2,054,295 shares. Information based solely on Schedule 13G filed with the SEC on February 15, 2018.

(4)
T. Rowe Price Associates, Inc., a registered broker, had sole voting power over 357,486 shares and sole investment power over all 1,913,006 shares. Information based solely on Schedule 13G/A filed with the SEC on February 14, 2018.

(5)
FMR LLC, a parent holding company, which collectively had sole voting power over 155,566 shares and sole investment power over all 1,870,959 shares. Information based solely on Schedule 13G/A filed with the SEC on February 13, 2018. Abigail P. Johnson is a director, the chairman and the chief executive officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and the NYSE reports disclosing their ownership and changes in ownership of our common stock or other equity securities. Our officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, our officers, directors and greater than 10% beneficial owners timely complied with all applicable Section 16(a) filing requirements

PROPOSAL 2

APPROVAL OF THE SAY-ON-PAY PROPOSAL

Pursuant to federal legislation (Section 14A of the Exchange Act), AZZ provides its shareholders with a non-binding advisory shareholder vote (commonly referred to as “Say-on-Pay”) on its executive compensation program as described below in the “Compensation Discussion and Analysis” section of this Proxy Statement. Because the Say-on-Pay vote is advisory and non-binding on AZZ or the board of directors, neither AZZ nor the board of directors will be required to take any action as a result of the voting outcome. However, the vote will provide valuable information regarding investor sentiment regarding AZZ’s executive compensation program. The board of directors will review these voting results and take them into consideration when making decisions regarding AZZ’s future executive compensation philosophy, policies and practices.

AZZ requests that you support the executive compensation program. AZZ believes the information concerning executive compensation set forth in this Proxy Statement demonstrates that its executive compensation program was designed in an appropriate and conservative manner, consistent with sound corporate governance principles, to support AZZ’s short- and long-term business objectives and strategy. AZZ’s executive compensation program is closely monitored by its board of directors to ensure that the compensation program is within the range of market practices for companies of similar size and similar markets. AZZ believes its compensation program appropriately balances utilizing responsible, measured pay practices and provides appropriate incentives to the current named executive officers, and aligns their interests with those of AZZ’s shareholders with respect to the creation of long-term value for AZZ’s shareholders. Consequently, the board of directors strongly endorses AZZ’s executive compensation program and recommends that the shareholders vote in favor of such program by approving the following non-binding advisory resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF AZZ’S EXECUTIVE COMPENSATION PROGRAM.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
Introduction
Our goal for our executive compensation program is to attract, motivate and retain key leaders and high performance executives who provide consistent leadership and team effort to contribute to the Company’s success in dynamic and competitive markets. We seek to accomplish this goal in a way that rewards performance and aligns the long term interests of our executives with those of our shareholders. The compensation committee of the board of directors oversees the executive compensation program, determines the compensation for our named executive officers and has responsibility for establishing, implementing and continually monitoring adherence to the Company's compensation philosophy.
Named Executive Officers
The purpose of this Compensation Discussion and Analysis is to describe the compensation committee’s compensation philosophy and approach for the Company’s chief executive officer, chief financial officer, and the three other most highly compensated paid executive officers of the Company for fiscal year 2018 (the “named executive officers” or “NEOs”). The Company’s NEOs for fiscal year 2018 are as follows:

NEOs

•	Thomas E. Ferguson – President and Chief Executive Officer

•	Paul W. Fehlman – Senior Vice President and Chief Financial Officer

•	Chris Bacius – Vice President, Corporate Development

•	Tara D. Mackey – Chief Legal Officer and Secretary

•	Tim E. Pendley – Senior Vice President and Chief Operating Officer, Metal Coatings
On April 3, 2018, Mr. Pendley ceased to serve as Senior Vice President and Chief Operating Officer, Metal Coatings.

Highlights of Financial Results for Fiscal Year 2018
Fiscal year 2018 was a challenging year for both our Energy and our Metal Coatings Segments, resulting in:

•	a decrease in the Company’s consolidated total revenue by 6.2%, to $810.4 million, for the year ended February 28, 2018 compared to the year ended February 28, 2017; and

•	the Company achieving diluted earnings per share equal to $1.73 as compared to $2.35 in fiscal year 2017.
Overall results were hindered by low oil patch activity, the continued low level of major refinery turnarounds, weakness in both solar and construction markets and higher zinc costs.
In response to this challenging market environment, we undertook a number of initiatives during fiscal year 2018 in an effort to expand our operating synergies, to improve cost efficiencies and to expand and diversify the markets for our products and services. These initiatives include:
•the Company completing an acquisition in its Energy Segment; and
•The Company completing two acquisitions in its Metal Coatings segment, one which expanded the services offered by this segment beyond its historical focus on galvanizing.

Despite a challenging market in fiscal year 2018, the Company marked its 31st consecutive year of profitable operations and has a record of consistent profitability and strong cash generation. We feel that the Company is well positioned for the future and continues to (i) invest in new organic growth initiatives to drive future sales; (ii) execute M&A strategies; and (iii) streamline the business unit platforms to improve operations and to focus on its core businesses.
Highlights of Our Compensation Program
Highlights of our compensation programs for fiscal year 2018 include the following:

•
Our NEOs’ total compensation is comprised of a mix of base salary, annual short-term incentive compensation, long-term incentive awards and other benefits. As illustrated below, the chief executive officer’s total compensation for fiscal years 2014 through 2018 was significantly contingent upon the Company’s performance. Actual total compensation paid to Mr. Ferguson during fiscal year 2018 was lower than fiscal year 2017 as a result of a below target payout under the Company’s annual cash incentive plan. Mr. Ferguson’s total compensation for fiscal year 2017 illustrated in the chart below includes 30,000 RSUs that had a fair market value of $1,663,800 on October 10, 2016, the date of grant, which were issued in connection with the Amended CEO Agreement with the Company. These RSUs will cliff vest in full on September 29, 2019, provided Mr. Ferguson fulfills the three-year term as defined in the Amended CEO Agreement.

Total compensation is calculated using the same methodology as in the Summary Compensation Table. Additional detail regarding the compensation paid to our chief executive officer during fiscal year 2018 is provided in the Summary Compensation Table provided on page 55.

•
In fiscal year 2018, our NEOs received annual base salary adjustments ranging from 0% to 3% for their performance on the execution of several business initiatives and, with respect to certain officers, on the successful identification and evaluation of potential business acquisition targets, additional corporate responsibilities, expanding international business, product and market development initiatives and reducing corporate expenses. Mr. Ferguson did not receive an adjustment to his base salary for fiscal year 2018. See also the table on page 44 regarding adjustments to the NEOs base salaries.

•
For fiscal year 2018, our NEOs continued to receive a substantial portion of their compensation in the form of equity compensation, a portion of which is at risk because the awards are tied to increasing shareholder value through return on net assets and stock appreciation performance metrics in the form of performance share units (“PSUs”) and the other portion of equity compensation being tied to time vested RSUs. The grant value of equity awards made to our NEOs in fiscal year 2018 was allocated 50% to RSUs and 50% PSUs. The charts below show the elements of compensation that comprised the mix of total direct compensation for Mr. Ferguson and the average mix of total direct compensation for the other NEOs. The charts illustrate that approximately 58% of Mr. Ferguson’s total direct compensation and 41% of the average total direct compensation for the other NEOs was tied to the Company’s financial performance, which aligns their interests with those of the Company’s shareholders. The total direct compensation illustrated in the charts below does not include perquisites, retirement and other benefits.

Named Executive Officer	Percent of Fiscal Year 2018 Pay “At Risk”

Thomas E. Ferguson	58%
Paul W. Fehlman	50%
Chris Bacius	37%
Tara D. Mackey	33%
Tim E. Pendley	37%

•
Messrs. Ferguson and Fehlman each have employment agreements with the Company. Our other NEOs do not have employment agreements. They are employed at-will and are expected to demonstrate exceptional personal performance and leadership in order to continue serving as a member of the executive team.

•	For fiscal year 2018, payments made under the Company's Senior Management Bonus Plan were below target for the NEOs aligning compensation with the Company's performance.

•
On the last day of fiscal year 2018, the three year performance cycle for the PSUs granted to our NEOs on April 27, 2015, concluded. As described below under Fiscal Year 2018 Executive Compensation Components - Long Term Incentive Compensation, the payment to be made on these PSUs is determined based on the adjusted return on assets ("Adjusted ROA") achieved during this performance cycle, which was 6.7%. As a result, holders of these PSUs were entitled to a payment of 16% of the target payment thereunder, which reflects the goal of the board of directors to align the compensation of our NEOs with both the financial performance of the Company and the Company's stock price. The TSR modifier did not apply.

Compensation Program Overview
The compensation committee of the board of directors has the responsibility for establishing, implementing and monitoring adherence to the Company’s compensation philosophy. The compensation committee ensures that the total compensation paid to the Company’s management team is fair, reasonable, competitive and proportionately performance based. Generally, the types of compensation and benefits provided to the NEOs, are similar to those provided to other members of the management team.
Compensation Philosophy and Objectives
The compensation committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company and which aligns executives’ interests with those of our shareholders by rewarding performance specifically tied to the achievement of goals set by the Company, with the ultimate overall objective of increasing shareholder value. The compensation committee evaluates both performance and compensation to ensure that the Company maintains its ability to retain and attract superior talent in key positions and that compensation provided to such executives remains competitive relative to the compensation paid to similarly situated executives of publicly held companies in the same industry. To that end, the compensation committee believes executive compensation packages provided by the Company to its executives, including the NEOs, should include both cash and equity-based compensation that rewards performance as measured against established goals.
The table below highlights our current compensation practices for our NEOs, including practices that we believe drive future strategic growth and foster strong corporate governance principles, and practices we have not implemented because we do not believe they would serve our shareholders’ long-term interests.

What We Do
✓	A significant portion of our executive officers’ total compensation is financial performance based.
✓	Performance measures are highly correlated to the creation of shareholder value.
✓	We review and benchmark pay relative to the market median of our industry peer group on an annual basis.
✓	Our executive compensation program is designed to encourage building long-term shareholder value and attract and retain high performance executive talent.
✓	We use annual cash incentive opportunities and equity-based awards to balance the Company’s short- and long-term performance objectives.
✓
Our equity awards are equally weighted between time-vested RSUs, which vest ratably over a three-year period, and PSUs, which emphasize achievement of financial performance metrics over a three-year performance cycle.

✓	The compensation committee engages an independent executive compensation consultant.
✓	Our compensation committee conducts an annual review of all executive compensation program components to ensure alignment with our compensation objectives.
✓	We implemented a Compensation Recovery Policy to protect the Company in the event of a financial restatement or an executive officer engages in serious misconduct.
✓	We provide a limited number of employment agreements and executive perquisites.
✓	We have stock ownership guidelines for directors and executive officers.

What We Don’t Do
✗	We do not provide tax gross ups.
✗	We do not recycle shares withheld for taxes.
✗	We do not permit pledging or hedging of Company securities.
✗	We do not pay dividends or dividend equivalents on unearned RSUs and PSUs until they vest.
✗	We do not reprice underwater equity awards.
✗	We do not have pension or supplemental executive retirement plans.

Role of Compensation Committee, its Compensation Consultant and the Chief Executive Officer in Compensation Decisions
The compensation committee makes all compensation decisions including equity awards for the executive management team.
The chief executive officer provides the compensation committee with an evaluation of the annual performance of each member of the executive management team (other than his own, which is subsequently reviewed by the compensation committee) and makes preliminary recommendations for base salary and incentive target levels for them. The compensation committee can exercise its discretion in modifying any recommended adjustments or awards to executives made by the chief executive officer. The compensation committee, in executive session and without executive officers present, approves the chief executive officer's pay levels, including the pay levels of the other executive members of the team. The chief executive officer does not make recommendations to the compensation committee on his own pay levels.
The compensation committee has the authority to retain and terminate compensation advisors, including the authority to approve the terms and fees of any such arrangement. The compensation committee has engaged the services of Meridian Compensation Partners, LLC (“Meridian”), a national executive compensation consulting firm, to review and provide recommendations concerning all of the components of the Company’s executive compensation program. Meridian performs services solely on behalf of the compensation committee and does not perform any services for the Company. The compensation committee has assessed the independence of Meridian pursuant to standards promulgated by the SEC and the NYSE and concluded that no conflict of interest exists that would prevent Meridian from independently representing the compensation committee. For more information on the compensation advisor, see the section below titled “Setting Executive Compensation”.

Setting Executive Compensation
Based on our compensation philosophy and objectives, the compensation committee has structured the Company’s annual and long-term incentive based cash and non-cash executive compensation to motivate executives to achieve the short-term and long-term business goals set by the Company and reward the executives for achieving such goals. In furtherance of this, the compensation committee has the authority under its charter to engage an external compensation consulting firm to conduct a review of the Company’s total compensation program for the chief executive officer as well as for other members of the executive team.
The compensation committee has engaged Meridian to provide ongoing advisory services to the compensation committee, which services have included, but not been limited to, an executive compensation review for purposes of advising the compensation committee with respect to executive compensation for fiscal year 2018. In addition, Meridian provides the compensation committee with relevant market data and alternatives to consider when making compensation decisions for the chief executive officer and on the recommendations being made by the Company’s chief executive officer for executives other than the chief executive officer. The compensation committee did not and does not direct Meridian to perform its services in any particular manner or under any particular method. All of the decisions with respect to the Company's executive compensation, however, are made by the compensation committee.

The compensation committee has the sole authority to hire and terminate the compensation consultant, and the compensation committee evaluates the compensation consultant annually. In fiscal year 2018, Meridian did not perform any other services for the Company other than those described above for the compensation committee. In accordance with Rule 10C-1(b)(4) under the Exchange Act, the compensation committee has determined that Meridian is independent and that no conflict of interest exists that would be required to be disclosed in the Company’s Proxy Statement pursuant to Item 407 of Regulation S-K.
Peer Group
In making compensation decisions, the compensation committee compares each element of the total compensation program against a group of comparable publicly held companies for benchmarking executive compensation. This peer group of companies, which is annually reviewed and updated by the compensation committee in consultation with Meridian, consists of companies against which the compensation committee believes the Company competes for talent and for shareholder investment. In fiscal year 2018, the compensation committee reviewed a group of 15 companies in the following industries: (i) electrical and lighting component manufacturing; (ii) steel; (iii) evnironmental and facilities services; (iv) industrial machinery; and (iv) construction and engineering. These peer companies had a median revenue above $1,047 million for the most recently reported fiscal year end, which approximated AZZ’s projected revenue for fiscal year 2018 as disclosed to Meridian by the compensation committee. This group included:

• Altra Industrial Motion Corp.	• Littelfuse, Inc.
• Chart Industries, Inc.	• LSI Industries Inc.
• Encore Wire Corp.	• Powell Industries Inc.
• ESCO Technologies Inc.	• Preformed Line Products Co.
• L.B. Foster Company	• Team Inc.
• Franklin Electric Co Inc.	• Valmont Industries Inc.
• Generac Holdings, Inc.	• Woodward Inc.
• Haynes International Inc.

For fiscal year 2018, Hubbell Incorporated and Regal Beloit Corporation were removed from AZZ’s peer group to keep the median revenue of the peer group more closely aligned to AZZ's. As a result, the compensation committee, in consultation with Meridian, believed Chart Industries, Inc. and ESCO Technologies Inc. should be added to AZZ’s peer group companies as they believed them to be more appropriate peer group companies in terms of annual revenues, market capitalization and the markets in which AZZ competes.

Though the compensation committee considers the compensation practices of these peer companies in determining the overall compensation of the Company’s NEOs (including in determining base salaries, as described below), the compensation committee does not set target compensation at specific market percentiles. Based on this peer group analysis, the compensation committee concluded that the compensation levels for the Company’s NEOs fell within the range of the observed market compensation levels.

In addition to peer market data, compensation is determined based upon the individual’s experience level and performance as well as by internal pay equity (including the executive’s accountability and impact on Company operations). In considering internal pay equity, the compensation committee has no formula or established ratios for setting one executive’s total compensation versus the compensation of another executive officer. Rather, the compensation committee subjectively evaluates the relative importance of each NEO’s role to the Company as a whole, which results in certain executives receiving more total compensation than others (e.g., the Company’s chief executive officer is paid more than its chief financial officer). The compensation committee may also consider how the Company has performed relative to the industry peer group of companies listed above.

The compensation committee strives to develop total compensation packages for our executives comprised of a balanced combination of base salary, annual incentive awards, and long-term compensation. The overall compensation of our executive officers, including the employment agreements with our chief executive officer and chief financial officer, utilizes a combination of these forms of compensation. However, the compensation committee does not establish a targeted mix or formula in allocating total compensation across these pay components. In setting executives’ compensation, the compensation committee also reviews the total compensation that each respective officer potentially could receive over the next several years under scenarios contemplating the executive’s continued employment or retirement during the period.
While the compensation committee considers a variety of factors in making compensation decisions for the Company’s NEOs, the compensation committee does not use any particular weighting or formula to determine executive compensation. Rather, the compensation committee subjectively evaluates all of the factors noted in the discussion above in determining executive compensation.

2017 Say-On-Pay Advisory Vote

At the Company’s 2017 Annual Meeting, 96.97% of the shareholders casting a ballot voted to approve the Company’s executive compensation program. After considering these non-binding, advisory vote results, the compensation committee believes the results reflect the shareholders’ concurrence that the Company’s executive compensation program is designed in an appropriate manner, consistent with sound corporate governance principles, and supports the Company’s strategic and business objectives. Additionally, the compensation committee believes these results demonstrate shareholders’ concurrence that the executive compensation program maintains an appropriate balance between utilizing responsible, measured pay practices and effectively ensuring the interests of the NEOs are incentivized by, and aligned with, the creation of long-term value for the Company’s shareholders. Consequently, the compensation committee intends to continue following the executive compensation philosophy, policies and practices it has historically utilized, and update certain compensation elements from time to time as market compensation trends evolve to best practices. Under Section 14A of the Securities and Exchange Act of 1934, as amended, enacted as part of the Dodd-Frank Act, AZZ's shareholders are entitled to vote at least once every six years regarding whether the shareholder advisory vote on executive compensation should occur every one, two or three years (i.e., "say-on-frequency"). At the Company's 2015 Annual Meeting, the shareholders approved an annual frequency for this shareholder vote to approve the Company’s executive compensation program, and the board of directors expects to hold the next "say-on-frequency” vote at the Company’s 2021 Annual Meeting.

Employment Agreements

Two of our current NEO’s have employment agreements with the Company. Mr. Ferguson’s employment agreement with the Company commenced in November 2013 and was amended and restated on September 29, 2016 (the “Amended CEO Agreement”). The Amended CEO Agreement:

•
extends Mr. Ferguson’s employment term for an additional three years to expire on September 29, 2019, subject to automatic extensions for successive one-year periods unless either the Company or Mr. Ferguson gives written notice to the other at least one hundred twenty (120) days before such extension would otherwise occur of the Company’s or Mr. Ferguson’s election not to extend the term;

•
adds a clawback provision for incentive payments to be in compliance under the Dodd-Frank Act and the Company’s Compensation Recovery Policy (as described below under “Compensation Recovery Policy”); and

•
provides (as consideration for Mr. Ferguson entering into the Amended CEO Agreement) for a one-time grant of 30,000 restricted stock units (“RSUs”), which were issued on October 10, 2016. These RSUs vest in full on September 29, 2019 in the event that Mr. Ferguson remains employed by the Company on such date.

Mr. Fehlman entered into an employment agreement in February 2014. The initial term was for two (2) years, which was automatically extended on the second anniversary of the date of the agreement and will be subject to automatic extensions each subsequent anniversary for one additional year, unless either party gives one hundred twenty (120) days written notice of non-renewal.

Each of the above agreements provides for (i) a base salary, to be reviewed annually, which the board and/or the compensation committee may adjust at its discretion; (ii) eligibility for an annual equity award under the Company’s 2014 Plan; and (iii) an annual cash incentive opportunity to be based upon individual or Company performance criteria that the board and/or the compensation committee establishes for each fiscal year, with a target annual cash incentive expressed as a percentage of base salary. Messrs. Ferguson and Fehlman are each subject to covenants prohibiting competition, solicitation of customers and employees and interference with business relationships during employment and for 12 months thereafter and are also subject to restrictive covenants regarding confidentiality, non-disparagement and proprietary rights.

In addition to the terms of these agreements described above, the employment agreements provide for certain severance payments and benefits following a termination of employment under certain circumstances. These benefits are described below in the section titled “Potential Payments upon Termination or Change in Control”.

Fiscal Year 2018 Executive Compensation Components

For the fiscal year ended February 28, 2018, the principal components of compensation for NEOs were:

Category	Compensation Element	Description
Cash	Base Salary
Fixed cash compensation based on responsibilities of the position. Reviewed annually for potential adjustments based on factors such as market levels, individual performance and scope of responsibilities.

	Annual Incentive Opportunity	Annual cash incentive for achievement of specific annual financial operating results.
Long-Term Incentives	Restricted Stock Units	Vest ratably over a three-year period. Settled in shares of AZZ common stock. Dividend equivalents rights accrue with respect to dividends awarded during the vesting period.
Performance Share Units
Three-year pre-determined financial performance metric and a potential TSR modifier. Settled in shares of AZZ common stock. Dividend equivalents accrue during the vesting period and will vest if, and when the PSUs to which such dividend equivalents relate become vested.

Retirement	401(k) Plan	Qualified 401(k) plan available to all U.S. employees. The Company matches 100% of the first 1% and 50% of contributions between 2% and 6%.
Other	Employment Agreements	Sets standard benefits for Messrs. Ferguson and Fehlman in the event of severance.
	Change-in-Control Agreements	Sets standard benefits for senior executives upon a change-in-control.
	Other Benefits	Executive supplemental disability insurance and annual physical exam.

Base Salary

The Company provides NEOs and other employees with a base salary to compensate them for services rendered during the fiscal year. Base salaries for NEOs are determined for each executive based on his or her position and responsibility considering experience and external market data. Base salaries are designed so that pay opportunities for a given position will be between 75% and 125% of the median market base salary.
During its review of base salaries for executives, the compensation committee primarily considers:

•	market data and advisory services periodically provided by Meridian, the compensation committee’s external consultant;

•	internal data regarding the executive’s compensation, both individually and relative to other executive officers; and

•	individual performance of the executive.
Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or upon other changes in job responsibility.

In determining salary increases, and also in determining short-term cash incentive awards under the Senior Management Bonus Plan and long-term incentive compensation awards under the 2014 Plan, for the NEOs for fiscal year 2018, the compensation committee utilized qualitative factors to evaluate their performances and recognize their contributions and leadership during fiscal year 2018. In particular, the compensation committee considered each officer’s contributions to achieving (i) the identification, review, analysis and evaluation of potential targets to acquire by the Company during the year, (ii) the implementation of integration plans for acquired businesses, (iii) the Company’s overall financial performance in light of challenging economic conditions, (iv) the Company’s ability to manage costs and reduce corporate spend, (v) the successful implementation of several corporate initiatives during the year, (vi) the performance of the Company’s stock price, as compared to its competitors and (vii) the Company’s business development results, as measured by new and increased business from both domestic and international customers during the year. The compensation committee also considered issues of relative amounts paid and awarded as a matter of internal equity.

The amount of each officer’s salary and incentive awards was based on the compensation committee’s subjective evaluation of each officer’s performance, the relative responsibilities of the officers and the compensation committee’s sense of fair and equitable relative distributions of salaries and awards. The compensation committee also took into account the salaries and awards paid in prior years and comparable market compensation data from the industry peer group described above. In making its evaluation and the resulting salary and award decisions for fiscal year 2018, the compensation committee took into account and acknowledged:

•
Mr. Ferguson’s efforts in leading the Company to focus on operational excellence, enhancing the sales force, driving accountability throughout the platforms, and in building a high performance team of executives to execute the Company’s current growth and long-term strategy;

•
Mr. Fehlman’s efforts in continuing to further develop AZZ’s financial team, enhancing its Tax, Treasury and Internal Audit functions while improving the Company’s debt structure, cash flow and relations with investors and financial institutions;

•
Mr. Bacius's efforts in driving the strategic planning process, developing a robust M&A pipeline, establishing a disciplined process for acquisition evaluation, integration and general portfolio management activities;

•
Ms. Mackey's leadership in managing the Company's legal function focused on compliance, risk mitigation, M&A transactions, supporting corporate initiatives, litigation management, implementing corporate governance best practices, and maintaining awareness of changes in the regulatory environment where AZZ does business; and

•	The relative value to AZZ of the contributions made by each officer.

Additionally, the compensation committee considered the compensation of the Company’s NEOs relative to similarly situated officers of companies against which the compensation committee believes the Company competes for talent and for shareholder investment, as discussed above.

In fiscal year 2018, our NEOs received salary adjustments for their performance on several ongoing business activities and, with respect to certain officers, on the successful identification and evaluation of potential business acquisition targets, expanding the Company’s international business, assuming additional corporate responsibilities, product and market development initiatives and reducing corporate expenses. The following table details adjustments to the NEOs’ base salaries for the fiscal year ended February 28, 2018.

Name	FY2017 Base Salary	FY2018 Base Salary	Change
Thomas E. Ferguson	$724,500	$724,500	0%
Paul W. Fehlman	$365,472	$376,436	3%
Chris Bacius	$280,978	$288,705	2.75%
Tara D. Mackey	$330,000	$339,075	2.75%
Tim E. Pendley	$373,212	$382,542	2.5%

Performance-Based Incentive Compensation

The Senior Management Bonus Plan is an annual cash incentive program that provides the compensation committee the flexibility to promote high performance and achievement of corporate goals by NEOs, encourage the growth of shareholder value and allow key employees to share in the annual growth and profitability of the Company. The Senior Management Bonus Plan provides guidelines for the calculation of annual non-equity incentive based compensation, subject to the compensation committee oversight and modification.

At the beginning of each fiscal year, the compensation committee approves the group of employees eligible to participate in the Senior Management Bonus Plan for that fiscal year and the various incentive levels under the Senior Management Bonus Plan based on the participant’s responsibility and impact on Company operations, with target award opportunities that are established as a percentage of base salary. For fiscal year 2018, the compensation committee approved annual short term incentive target award opportunities that ranged from 55% to 100% of base salary for the Company’s NEOs. Each NEO may earn up to 200% of his or her short term incentive target award opportunity by achieving a performance level of at least 125% of his or her annual performance targets. Therefore, the maximum award payments under the Senior Management Bonus Plan may not exceed 200% of base salary for Mr. Ferguson, 130% of base salary for Messrs. Fehlman and Pendley, 110% of base salary for Mr. Bacius and for Ms. Mackey. Payments made under the Senior Management Bonus Plan are forfeitable, and must be repaid to the Company by the applicable NEO, in the event the Company is required to restate its financial statements or an executive officer engages in serious misconduct. After the Company completed and reported its financial restatement on April 19, 2018, the Company's management reviewed and analyzed any effect that the restatement might have had on any previous incentive based compensation calculations or payouts that are subject to the Company's Compensation Recovery Policy. The Company's managment reviewed the restated financial numbers for the relevant periods for each of the covered officers and, based on such review, determined and reported to the compensation committee that there was no negative impact on the previous incentive based performance results. The two performance metrics analyzed for fiscal year 2018 were (i) annual earnings per share, which increased from $2.44 per share to $2.46 per share as a result of the financial restatement; and (ii) annual cash flow minus capital expenditures, which remained unchanged by the financial restatement for fiscal year 2017. Therefore, the impact of the Company's recent financial restatement was either positive (higher restated earnings per share) or neutral (same cash flow) on previous incentive based compensation calculations and payouts.

Award payments are calculated (as a percentage of the target award opportunity) with respect to each applicable performance metric, as described below, as set forth in the following based on the percentage of performance target achieved in accordance with the following schedule:

% of Performance Target Achieved	% of Target Bonus Opportunity Earned
<51	0%
100	100%
125	200%

For every percentage point increase in the percentage of performance target achieved, the percentage of target bonus opportunity earned increased by two percentage points between the minimum payment thresholds and the target bonus opportunity. For every percentage point increase in the percentage of performance target achieved above the target bonus opportunity and the maximum target payout opportunity, the percentage of target bonus opportunity earned increased by four percentage points.

As described below, the compensation committee determines the percentage of the performance target that has been achieved for each performance objective assigned to a NEO and the corresponding percentage of the target bonus opportunity earned. For example, if the compensation committee sets a target cash award of $10,000 based upon achievement of a target level of diluted earnings per share of $1.00 and if the Company’s actual earnings per share is $1.10, the compensation committee would determine that the recipient of the award had achieved 110% of his target level and would be entitled to a cash award of 140% of his target cash award amount resulting in a cash award of $14,000.

The compensation committee assigned each NEO one or more quantitative performance goals that relate to AZZ’s strategic operating plan for fiscal year 2018. In setting the performance goals for these other performance objectives, the compensation committee considered the strategic plan of the Company, the performance of the Company during the prior fiscal year, the anticipated economic conditions for the fiscal year, and any specific circumstances facing the Company or its markets during the coming fiscal year. Levels for revenue, operating income, earnings per share, cash flow and return on assets objectives are set in alignment with the Company’s strategic plan (which includes projections relating to competition, innovation, supply chain and workforce development, and andy anticipated new legislation), and expectations set by the board of directors regarding earnings and Company performance, international and domestic market indicators.

The chart below shows the performance measures, the weight of each performance measure and target performance goals assigned to each NEO, actual performance achieved for fiscal year 2018 and the percentage of target performance achieved for fiscal year 2018:

Named Executive Officer	Weight	Performance Measure	FY2018 Target Performance Goal	FY2018 Achieved Performance	% of Target Performance Achieved

Mr. Ferguson	70%	Diluted earnings per share (“EPS”)	$2.75	$1.35(1)	49%
	30%	FY2018 Cash Flow(2)	$71,700,000	$48,997,000	68%

Mr. Fehlman	70%	EPS	$2.75	$1.35	49%
	30%	FY2018 Cash Flow	$71,700,000	$48,997,000	68%

Mr. Bacius	70%	EPS	$2.75	$1.35	49%
	30%	FY2018 Cash Flow	$71,700,000	$48,997,000	68%

Ms. Mackey	70%	EPS	$2.75	$1.35	49%
	30%	FY2018 Cash Flow	$71,700,000	$48,997,000	68%

Mr. Pendley	50%	EPS	$2.75	$1.35	49%
	25%	Segment ROA(3)	16.9%	13.4%	79%
	25%	Segment Operating Income(4)	$101,207,800	$84,332,356	83%

(1)	Includes an adjustment of $0.38 per share, or $9.9 million after tax, of non-reoccurring restructuring charges that occurred during fiscal year 2018.
(2)	Cash flow from operations minus capital expenditures.
(3)
Segment ROA is calculated as a percentage using a numerator of tax adjusted segment operating income, divided by a denominator of total segment assets, minus segment current liabilities, plus segment current portion of long-term debt.

(4)
Segment operating income consists of net sales less cost of sales, specifically identifiable selling, general and administrative expenses and other income and expense items that are specifically identifiable to a segment.

Upon completion of the fiscal year, the compensation committee assesses the actual achieved performance of the Company against each performance objective to determine the percentage of target performance achieved. Actual performance achieved was based upon our audited financial statements. Based on the percentage of target performance achieved, the compensation committee determined the percentage of target award opportunity earned by each NEO. Awards made to our NEOs under the Senior Management Bonus Plan for performance in fiscal year 2018 are reported in column (g) of the Summary Compensation Table of this Proxy Statement on page 55.

Long-Term Incentive Compensation

On July 8, 2014, the Company’s shareholders approved the adoption of the 2014 Plan, which allows the Company to grant stock options, SARs, restricted shares, RSUs, performance awards (including PSUs) and other stock-based awards.

The purpose of our long-term incentive compensation program is to:

•	enhance the link between the creation of shareholder value and long-term executive incentive compensation;

•	provide an opportunity for increased equity ownership in the Company by directors and executives;

•	maintain competitive levels of total compensation; and

•
facilitate compliance with the policy of the board of directors, as described above under the heading “Stock Ownership Guidelines,” requiring AZZ’s executive officers and directors to hold shares of AZZ’s common stock.

During fiscal year 2018, the compensation packages of our executive officers included long-term compensation in the form of 50% RSUs and 50% PSUs, which were granted under the 2014 Plan. These RSUs and PSUs accrue dividend equivalents during the restricted vesting period or performance cycle, as applicable, which will be paid either in cash or shares of AZZ common stock at the discretion of the compensation committee upon the vesting of the underlying award. The compensation committee, acting in consultation with the Company’s senior management and the full board of directors, determined that, beginning in fiscal 2016, the Company would grant PSUs in lieu of granting SARs for purposes of the long-term incentive compensation component of the Company’s total executive compensation program. PSUs allow the compensation committee to grant awards with values attributable to financial metrics other than stock price, which, though important to the compensation committee as a measure of Company performance, is already the sole factor in determining the value of the RSUs granted by the Company. Granting PSUs rather than SARs accordingly allows the Company to provide its senior management with performance based compensation tied to additional financial measures critical to the Company’s long-term financial success.

SARs previously granted to the Company’s executive officers under the AZZ incorporated Amended and Restated 2005 Long-Term Incentive Plan (the "2005 Plan") had a grant price equal to the closing price of one share of AZZ common stock on the NYSE on the day of grant (the “grant price”). The SARs granted may be exercised for the period of time from their respective vesting dates until the seventh anniversary of the grant date. On each of the first three anniversaries of the grant date, one-third (1/3) of the SARs granted shall vest. The exercise price is equal to the closing price of one share of AZZ common stock on the NYSE on the day of exercise (the “exercise price”). SARs are settled in shares of AZZ common stock of an amount equal to the excess value of the grant date price over the exercise price. The final vesting date for outstanding SARs awarded under the 2005 Plan was on March 1, 2017, and all of such outstanding and unexercised SARs will expire on or prior to March 1, 2021.

On April 27, 2017, the compensation committee awarded an aggregate of 42,711 RSUs and an aggregate of 23,745 PSUs to certain officers and employees of the Company under the 2014 Plan. The RSUs vest ratably during a three-year period from the grant date, with one-third of the RSUs vesting on each of the first, second and third anniversaries of the grant date beginning on April 27, 2018, and are settled in shares of AZZ common stock. The PSUs cliff vest at the end of a three-year period based on financial performance metrics and are settled, if at all, in shares of AZZ common stock.

RSU award levels are determined based on market data, vary among participants based on their positions within the Company, and are granted after the Company publicly announces its financial results for the prior full fiscal year. To determine target awards of RSUs, the compensation committee first establishes a target value to be delivered to each NEO through long-term equity awards. In setting target value, the compensation committee considered various factors, including the following:

•	the practice of granting equity awards only once every year;

•	the emphasis placed on equity in the mix of total compensation;

•	the officer’s experience and performance;

•	the scope, responsibility and business impact of the NEOs position;

•	the perceived retention value of the total compensation package in light of the competitive labor market;

•	alignment with AZZ's compensation philosophy and objectives;

•	cost and dilution impact;

•	grant practices of our industry peer group; and

•	input and advice from our executive compensation consultant.

No particular weighting was assigned to the factors described above in the determination of the compensation mix for fiscal year 2018.

Once the target value has been established, the compensation committee determines the value of a RSU award based on the closing share price of the Company’s common stock on the date of grant. For fiscal year 2018, the compensation committee granted RSUs to our NEOs with a grant date value of 50% of the established target value for total long-term incentive equity grants.

In determining the amount of RSUs and PSUs to be granted to Mr. Ferguson, the compensation committee considered his experience serving as an executive officer of a public company, his extensive strategic management experience both domestically and internationally in the industries in which the Company operates, and his track record for helping businesses achieve growth, both organically and through acquisitions in the global marketplace. The number and value of RSUs and PSUs granted to each of the NEOs in fiscal year 2018 can be found in the table provided below under the caption “Grants of Plan Based Awards” of this Proxy Statement.

For fiscal year 2018, the Company granted PSUs to the NEOs that have a three-year performance cycle (March 1, 2017 to February 29, 2020) and will vest and become payable, if at all, on the third anniversary of the award date, with payments to be settled in shares of the Company’s common stock. Payments under the PSUs will be based on the Company’s degree of achievement of 8.5% Adjusted ROA during this three-year performance cycle, such that achievement of an 8.5% Adjusted ROA during this period would result in participants receiving a payment of 100% of their respective target value for the PSUs.

Adjusted ROA is	Adjusted Net Income
Total Assets – (Current Liabilities – Current Debt)

The compensation committee determined that 8.5% Adjusted ROA was an appropriate target based, in part, on the median three-year Adjusted ROA of the specific industry peer group discussed below of 4.4% along with the compensation committee’s review of the Company’s historical Adjusted ROA. Award recipients will not be entitled to receive any payment under the PSUs unless Adjusted ROA exceeds at least 75% of the target Adjusted ROA, and award recipients will not receive any incremental increase in payment under the PSUs based on the achievement of Adjusted ROA in excess of 125% of the target Adjusted ROA. Within these constraints, payments under the PSUs will be determined as follows:

% of Adjusted ROA Target Achieved	% of Target Payment Amount Paid
<75	0%
100	100%
125	200%

For every percentage point increase in the percentage of the Adjusted ROA target achieved, the percentage of the target payment under the PSUs will increase by four percentage points.

In addition to the Adjusted ROA performance metric, the target PSUs granted for fiscal year 2018 are subject to a potential modifier based on the Company’s total shareholder return (“TSR”) relative to the TSR for a specific industry peer group selected solely for PSUs over the same three-year period, giving effect to any dividends paid during such period. In the event the Company’s TSR for such period ranks within the top quartile relative to the specific industry peer group companies described below, the percentage of the target payment under the PSUs will be increased by an additional 25%, up to a maximum award payout of 250% of the target award. Solely for purposes of illustration, the Company is providing the sample calculations below:

% of Adjusted ROA Target Achieved (No TSR Modifier)	% of Target Award Amount Paid	% of Adjusted ROA Target Achieved (With TSR Modifier)	% of Target Award Amount Paid
76%	4%	76%	5%
100%	100%	100%	125%
125%	200%	125%	250%

Upon completion of the three-year performance cycle ending on February 29, 2020 relating to the PSUs granted in fiscal year 2018, the compensation committee shall determine the amount of Adjusted ROA achieved by the Company for such period based on the Company’s audited financial statements and whether or not the Company’s relative TSR for such period ranks within the top quartile of the specific industry peer group.

The compensation committee has selected a specific industry peer group solely for the TSR modifier applicable to PSUs to be comprised of companies similar to the Company based on (i) status as a publicly held company with products or end markets similar to those of the Company’s which have small to mid-cap market capitalization, (ii) consideration of industry peers as determined by Institutional Shareholder Services Inc., (iii) equity analyst groups, and (iv) companies based in the United States. The compensation committee selected the specific industry peer group below for the TSR modifier, rather than the Company’s peer group described on page 40, because it believed that this specific industry peer group provided for a consistent comparison with the Company’s business with respect to the TSR metric and was therefore a more appropriate means of evaluating the Company’s TSR relative to an industry standard level of TSR. For the PSUs granted in fiscal year 2018, the specific industry peer group consists of the following companies:

• Dynamic Materials Corp.	• MasTec, Inc.
• Enersys, Inc.	• Powell Industries Inc.
• L.B. Foster Company	• Preformed Line Products Co.
• Littelfuse, Inc.	• Regal Beloit Corporation
• Franklin Electric Co., Inc.	• Team Inc.
• Haynes International Inc.	• Valmont Industries Inc.

RSUs and PSUs granted under the 2014 Plan include dividend equivalents, which are intended to provide the recipient of these equity awards with the benefits of dividends paid on the underlying shares of AZZ common stock during the vesting period. Dividend equivalents are calculated based upon the dividends paid by the Company during the vesting period of the applicable award and are paid only upon the vesting of the underlying equity award, and such dividend equivalents may be paid in either cash or shares of AZZ common stock. Recipients of RSUs and PSUs have no rights with respect to accrued dividend equivalents unless and until the vesting of the underlying award.

After initially determining the target value and compensation mix of RSUs and PSUs to be awarded to Mr. Fehlman, the compensation committee approved an increase of his target value on June 29, 2017 so that his total compensation is equal to approximately the median compensation of Chief Financial Officers within the Company's industry peer group. The increased target amount is $75,000 more than previously determined by the compensation committee, and the compensation committee implemented this increase by issuing an equal mix of RSUs and PSUs to Mr. Fehlman. These additional RSUs shall be eligible to vest over a three-year period with one-third of the RSUs vesting on each of the first, second and third anniversaries beginning on April 27, 2018. The additional PSUs will vest and become payable, if at all, based on an annual average Adjusted ROA during the performance cycle beginning on March 1, 2017 through February 29, 2020, with a potential TSR modifier at the end of the performance cycle. Payouts may range from 0% to 200% with a maximum award payout of 250% with the TSR modifier.

Benefits and Perquisites
The Company provides benefits to its salaried employees including health care coverage, life and long-term disability insurance benefits, 401(k) matching contributions, and reimbursement for educational expenses. In addition to the aforementioned benefits provided to all employees generally, the Company provides the NEOs with nominal perquisites that the Company and the compensation committee believe are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and retain superior talent for key leadership positions. These perquisites include reimbursement of costs associated with club membership dues, executive physical exams and executive supplemental disability insurance. The compensation committee annually reviews the levels of benefits and perquisites provided to the Company’s NEOs.

Severance Benefits

On September 29, 2017 the board of directors of the Company adopted the AZZ Inc. Severance Pay Plan (the "Severance Plan"), effective September 30, 2017, which provides severance benefits under certain circumstances to active, full-time employees of the Company and its U.S. subsidiaries, including the Company's executive officers, other than the Company's Chief Executive Officer and Chief Financial Officer, whose severance benefits are set forth in their respective employment agreements. The Severance Plan provides for the payment of benefits to eligible employees in the event of an involuntary termination of employment by the Company.
Additionally, the Company has entered into Change of Control Severance Agreements with certain key employees, including the NEOs. These agreements are designed to promote stability and continuity of senior management. Information regarding applicable payments under these agreements for the NEOs is provided under the headings “Employment Agreements” and “Potential Payments Upon Termination or Change of Control” of this Proxy Statement. We do not have any arrangement providing for tax gross up payments of any compensation elements with any of our executive officers, including for severance and change in control benefits.
Retirement and Other Benefits
We do not maintain a defined-benefit retirement program. Instead, all Company employees, including NEOs, are eligible to participate in the AZZ Inc. Employee Benefit Plan and Trust (the “Benefit Plan”).
The Benefit Plan is a tax-qualified savings plan pursuant to which all Company employees, including the NEOs, can contribute a portion of their annual salary on a pre-tax basis up to certain limits prescribed by the Internal Revenue Service. The Company matches 100% of the first 1%, and 50% of contributions between 2% and 6%, of eligible pay that each employee contributes. Company matching contributions are fully vested after two years of service. Employees may select from among several mutual funds when investing their 401(k) account funds.
As of March 1, 2015, the Company elected to discontinue further contributions to its profit sharing plan for its employees and replaced the profit sharing plan with a new annual cash bonus incentive program that would drive the achievement of the Company’s annual goals in the form of a short-term incentive program so that all eligible employees of the Company would have the opportunity to participate. In lieu of future contributions to the profit sharing plan, all employees, including our NEOs, who already participated in a defined management incentive plan, received a 2.5% increase in base salaries. For all other employees whom did not previously participate in a defined incentive plan, an annual incentive bonus target of 7.5% may be paid based upon the achievement of specific performance metrics determined for each participant’s business unit.
Employee Stock Purchase Plan.
AZZ’s 2008 Employee Stock Purchase Plan (the “2008 ESPP”) allows eligible employees of the Company, including NEOs, to purchase shares of the Company’s common stock, two times per year, at a 15% discount through accumulated payroll deductions. Offerings under the ESPP have a duration of 24 months. Participation in the ESPP is entirely voluntary. Under the ESPP, employees are permitted to contribute 0% to 10% of their pay on an after-tax basis for a maximum contribution limit in any one year of $21,250 (85% of $25,000) and may not purchase more than 5,000 shares during any offering period. Participants may terminate or decrease their payroll deductions during an enrollment period by withdrawing the accumulated payroll deductions at any time prior to the end of the offering period.

On January 18, 2018, the Company's board of directors approved the AZZ Inc. 2018 Employee Stock Purchase Plan (the "2018 ESPP"), subject to approval by the Company's shareholders. The 2018 ESPP is a new plan that succeeds the current 2008 ESPP and that by its terms expires in 2018. See Proposal 3 on page 68 for a summary of certain of the material terms and conditions of the 2018 ESPP.
Tax and Accounting Implications
Deductibility of Executive Compensation
As part of its role, the compensation committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which, generally, disallows a company tax deduction for any publicly held corporation for compensation exceeding $1,000,000 in any taxable year paid to a “covered employee”. For this purpose, a “covered employee” is defined (including through amendments promulgated under the Tax Cuts and Jobs Act, which was signed into law on December 22, 2017) as (i) the principal executive officer and the principal financial officer (or an individual acting in such a capacity); and (ii) the three other most highly compensated executive officers.

The Tax Cuts and Jobs Act expands the types of compensation subject to the $1,000,000 limitation under Section 162(m) to include performance-based compensation and commissions and to also include the principal financial officer as a “covered employee.” In addition, the definition of a “covered employee” was expanded to include any individual who was a “covered employee” for any preceding taxable year beginning after December 31, 2016. Thus, once an individual is identified as a “covered employee,” the $1,000,000 deduction limitation under Section 162(m) will apply to the compensation paid to that individual, even after that individual no longer holds the position which caused him or her to be treated as a “covered employee” or has separated from service. The amendments to Section 162(m) made by the Tax Cuts and Jobs Act will apply to taxable years beginning after December 31, 2017 subject to an exception for certain arrangements in place as of November 2, 2017.

Many of the incentive compensation programs approved by the compensation committee for fiscal year 2018 and prior years were designed to be exempt from Section 162(m) as “qualified performance based compensation” but, because of the ambiguities and uncertainties as to the interpretation and scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) will, in fact, be deductible. In addition, the loss of this exemption going forward will likely mean that more of the expense related to our compensation programs for senior management will no longer be deductible for U.S. federal tax purposes. Although the compensation committee plans to evaluate and limit the impact of Section 162(m) where possible, it believes that the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, where it is deemed necessary and in our best interests to attract and retain executive talent to compete successfully and to motivate such executives to achieve the goals inherent in our business strategy, the compensation committee may approve compensation to executive officers which exceeds the limits of deductibility. In this regard, certain portions of the compensation paid to our NEOs for fiscal year 2018 and subsequent years may not be deductible for federal income tax purposes under Section 162(m).

In addition, Section 4999 and Section 280G of the Internal Revenue Code provide that executives could be subject to additional taxes if they receive payments or benefits that exceed certain limits in connection with a change in control of the Company and that the Company could lose an income tax deduction for such payments. The Company has not provided any executive with tax gross ups or other reimbursement for tax amounts that the executive might be required to pay under Section 4999.

Compensation-Related Risk Management

The compensation committee, and the board of directors, believes the Company’s compensation policies and practices for its NEOs, and those relating to all employees generally across the Company, are not reasonably likely to create inappropriate management risk-taking that could potentially have a material adverse effect on the Company.

The compensation committee believes that, as discussed at length above, the Company’s compensation policies and practices are well-balanced between the cash/equity mix utilized to provide incentives to achieve both short-term and long-term business objectives that benefit the Company. This practice is considered appropriate to help ensure a reasonable relationship between the annual and long-term compensation elements and it is not considered to create incentives for excessive or imprudent risk-taking by management. To the contrary, the compensation committee believes that the Company’s compensation policies and practices actually serve to ensure a long-term value creation focus by management.

STOCK OWNERSHIP GUIDELINES FOR EXECUTIVE OFFICERS

The Company’s board of directors adopted stock ownership guidelines requiring AZZ’s executive officers to hold a minimum amount of Company stock equal in value to a multiple of their respective annual base salaries. For purposes of meeting this goal, all shares purchased by an executive officer are considered in the determination of compliance with this policy, including shares held under AZZ's ESPP. Unexercised SARs and unvested RSUs and PSUs are not counted towards the goal. The board of directors believes that this ownership requirement encourages the alignment of executive and shareholder interests by requiring executives to acquire and maintain a meaningful stake in the Company. The stock ownership guidelines are set by the compensation committee as a result of a competitive analysis prepared by Meridian and reviewed each year and updated as necessary. These guidelines described below include thresholds based on both market value of the shares as a multiple of base salary and on the number of shares held.

Position	Ownership Requirement	Maximum Number of Shares Required
Chief Executive Officer	4 x Base Salary	100,000
Chief Financial Officer, Chief Operating Officer and Senior Vice Presidents	3 x Base Salary	30,000
Vice Presidents and other Officers	1 x Base Salary	7,500

The compensation committee intends for non-employee directors and executive officers of the Company who are or become subject to these guidelines to achieve the applicable ownership guidelines within five years from the date the participant becomes subject to the guidelines. Executive officers joining AZZ, or who subsequently become executive officers due to a promotion, are encouraged to comply with the policy by the later of the date three years from the date the individual first becomes an officer as a result of promotion or the date five years from the date the individual was hired by AZZ. In the event an individual becomes subject to a new higher threshold due to a promotion (e.g., if a current vice president is subsequently promoted to chief operating officer), the individual is encouraged to comply with the new threshold by the later of the date three years from the date of such promotion or the date five years from the date the individual was originally hired by AZZ.

Based upon the closing market price of AZZ common stock on February 28, 2018, Messrs. Ferguson, Fehlman and Bacius and Ms. Mackey continue to work towards acquiring their target levels within five years from the date they were hired by AZZ in compliance with the guidelines.

Compensation Recovery Policy

On January 20, 2016, the board of directors adopted the AZZ Inc. Compensation Recovery Policy (the “Compensation Recovery Policy”), to provide a mechanism for the recovery of certain incentive based compensation should AZZ ever be required to restate its financial statements or an executive officer engages in serious misconduct. The Compensation Recovery Policy provides for the recovery of awards granted within three years of a restatement of AZZ’s financial statements and within one year of the misconduct of the applicable officer or employee. The Compensation Recovery Policy applies to all applicable incentive based compensation granted after the effective date of the Compensation Recovery Policy.

In connection with the adoption of the Compensation Recovery Policy, the compensation committee amended each of the 2014 Plan and the Company’s Senior Management Bonus Plan and other incentive plans, to clarify that future awards granted under such plans following the effective date of the Compensation Recovery Policy is subject to the Compensation Recovery Policy. Following the effective date of the Compensation Recovery Policy, the Company issued any RSUs, stock appreciation rights or PSUs under the 2014 Plan using award agreements updated to clarify that such future awards are subject to the Compensation Recovery Policy.

Anti-Hedging and Anti-Pledging Policies

The Company’s Insider Trading Policy prohibits directors and executive officers from engaging in speculative or hedging and pledging transactions or short sales and trading in “puts” and “calls” involving AZZ common stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

At the fiscal year ended February 28, 2018, the members of the compensation committee consisted of Messrs. Berce (chairman), Eisman, Feehan, Joyce, McGough and Ms. McCellon – Allen none of whom is an employee of AZZ.

No member of the compensation committee (i) was an officer or employee of the Company or a subsidiary of the Company during fiscal year 2018, (ii) was formerly an officer or employee of the Company or a subsidiary of the Company or (iii) has any relationship relative to the Company that is required to be disclosed pursuant to Item 404 of Regulation S-K.

During fiscal year 2018, none of the Company's executive officers served as (a) a member of a compensation committee of another company, one of whose executive officers served on the Company’s compensation committee, (b) a director of another company, one of whose executive officers served on the Company's compensation committee or (c) a member of a compensation committee of another company, one of whose executive officers served as one of the Company's directors.

COMPENSATION COMMITTEE REPORT
The compensation committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and as set forth in this Proxy Statement. Based on such review and discussions, the compensation committee recommended to the board of directors of the Company that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended February 28, 2018.
THE COMPENSATION COMMITTEE
Daniel E. Berce, Chairman
Paul Eisman
Daniel R. Feehan
Kevern R. Joyce
Venita McCellon-Allen
Ed McGough

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by the NEOs for the fiscal year ended February 28, 2018 and the two prior fiscal years, if applicable. The Company currently has employment agreements with two of the NEOs, Messrs. Ferguson and Fehlman. When setting total compensation for each of the NEOs, the compensation committee reviews the executive’s current compensation, including cash and equity based compensation.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards/ RSUs ($) (e)(1)	Option /SARs Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)(2)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)(3)	Total ($) (j)

Thomas E. Ferguson	2018	$724,500	—	$900,000	$—	$78,246	—	$14,129	$1,716,875
President & Chief	2017	$724,500	—	$2,563,800	$—	$382,536	—	$14,156	$3,684,992
Executive Officer	2016	$690,000	—	$900,000	$—	$726,087	—	$14,542	$2,330,629

Paul W. Fehlman	2018	$376,436	—	$350,000	$—	$26,330	—	$19,829	$772,595
Senior Vice President	2017	$365,472	—	$275,000	$—	$125,430	—	$11,900	$777,802
& Chief Financial Officer	2016	$344,784	—	$275,000	$—	$256,106	—	$8,694	$884,584

Chris Bacius	2018	$288,705	—	$150,000	$—	$17,092	—	$10,674	$466,473
Vice President,	2017	$280,978	—	$140,000	$—	$81,596	—	$13,731	$516,305
Corporate Development	2016	$261,375	—	$110,000	$—	$177,970	—	$13,349	$562,694

Tara D. Mackey	2018	$339,075	—	$150,000	$—	$20,074	—	$6,431	$515,580
Chief Legal Officer	2017	$330,000	—	$140,000	$—	$95,832	—	$11,462	$577,294
& Secretary	2016	$272,536	—	$168,020	$—	$185,570	—	$12,557	$638,683

Tim E. Pendley	2018	$382,542	—	$225,000	$—	$(4)	—	$11,797	$619,339
Senior Vice President &	2017	$373,212	—	$225,000	$—	$121,294	—	$13,296	$732,802
Chief Operating Officer, Galvanizing	2016	$360,591	—	$225,000	$—	$233,663	—	$11,568	$830,822

(1)
The amounts in this column for the fiscal year ended February 28, 2018 reflect the aggregate grant date fair market value calculated in accordance with FASB ASC Topic 718 for RSU and PSU awards granted to the NEOs under the 2014 Plan. Assumptions used in the calculation of this amount are included in footnote 11 to the Company’s audited financial statements for the fiscal year ended February 28, 2018, included in the Company’s Annual Report on Form 10-K.

(2)	The amounts in this column reflect the cash awards granted under the Company's Senior Management Bonus Plan.
(3)	All other compensation in column (i) consists of the perquisites as described in the table below entitled “Perquisites” on a per executive basis for fiscal year 2018.
(4)
Mr. Pendley ceased to serve as Senior Vice President and Chief Operating Officer, Metal Coatings, as of April 3, 2018, and in connection therewith did not receive any payment under the Senior Management Bonus Plan for fiscal year 2018.

The following table shows the components comprising column (i) under the heading “All Other Compensation” in the Summary Compensation Table above:

Perquisites
Name	Contribution to 401(k) Plan(1)	Insurance Benefits(2)	Club Dues	Physical Exams	All Other Perquisites	Total

Thomas E. Ferguson	$9,450	$3,079	—	$1,600	—	$14,129
Paul W. Fehlman	$13,729	$2,389	$3,711	—	—	$19,829
Chris Bacius	$7,932	$2,742	—	—	—	$10,674
Tara D. Mackey	$4,419	$2,012	—	—	—	$6,431
Tim E. Pendley	$9,450	$2,347	—	—	—	$11,797

(1)
Matching 401(k) contributions allocated by the Company during fiscal year 2018 to each of the NEOs pursuant to the Company’s Benefit Plan (which is more fully described on page 49 under the heading “Retirement and Other Benefits”).

(2)	The value attributable to each of the NEOs pursuant to the AZZ Supplemental Individual Disability Insurance Plan.

GRANTS OF PLAN BASED AWARDS

The following table provides information about cash incentive awards and equity awards made during fiscal year 2018 to each of the NEOs under the Company’s Senior Management Bonus Plan and the 2014 Plan.

									All Other Stock/RSU Awards:	All Other Option/SARs Awards:		Grant Date Fair Value
		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)				Estimated Future Payouts Under Equity Incentive Plan Awards (2)			Number of Shares of Stock	Number of Securities Underlying Options/	Exercise or Base Price of Option/ SARs	of Stock/RSU and Option/ SARs
Name	Grant Date	Threshold ($)		Target ($)	Maximum ($)	Threshold (#)	Target (#)(2)	Maximum (#)	or Units (#) (3)	SARs (#) (4)	Awards ($/sh)	Awards ($) (5)

Thomas E. Ferguson	3/1/17		14,490	724,500	1,449,000	—	—	—	—	—	—	—
	4/27/17		—	—	—	—	—	—	7,475	—	—	450,000
	4/27/17		—	—	—	0	7,475	18,687	—	—	—	450,000

Paul W. Fehlman	3/1/17		4,894	244,683	489,366	—	—	—	—	—	—	—
	4/27/17		—	—	—	—	—	—	2,284	—	—	175,000
	4/27/17		—	—	—	0	2,284	7,267	—	—	—	175,000
	7/11/17	(6)	—	—	—	—	—	—	765	—	—	37,500
	7/11/17	(6)	—	—	—	0	765	1,557	—	—	—	37,500

Chris Bacius	3/1/17		3,176	158,788	317,576	—	—	—	—	—	—	—
	4/27/17		—	—	—	—	—	—	1,245	—	—	75,000
	4/27/17		—	—	—	0	1,245	3,114	—	—	—	75,000

Tara D. Mackey	3/1/17		3,730	186,491	372,983	—	—	—	—	—	—	—
	4/27/17		—	—	—	—	—	—	1,245	—	—	75,000
	4/27/17		—	—	—	0	1,245	3,114	—	—	—	75,000

Tim E. Pendley	3/1/17		4,973	248,652	497,305	—	—	—	—	—	—	—
	4/27/17		—	—	—	—	—	—	1,868	—	—	112,500
	4/27/17		—	—	—	0	1,868	4,671	—	—	—	112,500

(1)	Possible pay-outs to each NEO under the Company’s Senior Management Bonus Plan.
(2)
In fiscal year 2018, long-term equity incentive grants included PSUs, which will vest at the end of three years, if at all, based on an annual average Adjusted ROA during the performance cycle (March 1, 2017 to February 29, 2020) with a potential TSR modifier at the end of the performance cycle. Payouts may range from 0% to 200% with a maximum award payout of 250% with the TSR modifier. The PSUs granted accrue dividend equivalents during the performance cycle, which will be paid either in cash or shares of AZZ common stock at the discretion of the compensation committee upon the vesting of the underlying award.

(3)
Number of RSUs granted to the NEOs under the 2014 Plan. These RSUs vest ratably over a three-year period beginning on the first anniversary of the grant date. The RSUs granted accrue dividend equivalents during the restricted vesting period, which will be paid either in cash or shares of AZZ common stock at the discretion of the compensation committee upon the vesting of the underlying award.

(4)
Beginning in fiscal year 2016, SARs were no longer granted as a component of the Company’s executive compensation program. The final vesting date for outstanding SARs awarded under the 2005 Plan was on March 1, 2017, with an expiration date of March 1, 2021 for all such unexercised SARs.

(5)
The amounts in this column for the fiscal year ended February 28, 2018 reflect the aggregate grant date fair market value calculated in accordance with FASB ASC Topic 718 for RSU and PSU awards granted to the NEOs under the 2014 Plan. Assumptions used in the calculation of this amount are included in footnote 11 to the Company’s audited financial statements for the fiscal year ended February 28, 2018, included in the Company’s Annual Report on Form 10-K.

(6)
On July 11, 2017, the compensation committee approved an increase to the target value of RSUs and PSUs to be awarded to Mr. Fehlman for fiscal year 2018. The increased target amount is $75,000 more than previously determined by the compensation committee, and the compensation committee implemented this increase by issuing an equal mix of RSUs and PSUs to Mr. Fehlman. These additional RSUs shall be eligible to vest over a three-year period with one-third of the RSUs vesting on each of the first, second and third anniversaries beginning on April 27, 2018. The additional PSUs will vest and become payable if at all, based on an annual average Adjusted ROA during the performance cycle beginning on March 1, 2017 through February 29, 2020, with a potential TSR modifier at the end of the performance cycle. Payouts may range from 0% to 200% with a maximum award payout of 250% with the TSR.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following Outstanding Equity Awards at Fiscal Year End tables provide information on the holdings of SARs, RSUs and PSUs by each of the NEOs as of February 28, 2018. Each SAR, RSU and PSU is shown separately for each NEO.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLES
			OPTION/SAR AWARDS
Name	Grant Date		Number of Securities Underlying Unexercised Options/SARs (#) Exercisable (1)	Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable (2)	Option/SARs Exercise Price ($)	Option/SARs Expiration Date (3)

Thomas E. Ferguson	11/04/13		40,000	—	45.26	11/04/20
	03/01/14		26,471	—	43.92	03/01/21

Paul W. Fehlman	03/01/14		8,089	—	43.92	03/01/21

Chris Bacius	09/01/14	(4)	2,724	—	46.30	09/01/21

Tara D. Mackey	05/09/14	(4)	2,711	—	43.89	05/09/21

Tim E. Pendley	03/01/13		5,005	—	45.36	03/01/20
	03/01/14		6,177	—	43.92	03/01/21

(1)	Amounts in this column represent vested but unexercised SAR awards.
(2)
All of the SARs granted to the NEOs have fully vested. Beginning in fiscal year 2016, SARs were no longer granted as a component of the Company's executive compensation program. The final vesting date for outstanding SARs awarded under the 2005 Plan was on March 1, 2017.

(3)	The SARs have a seven year term.
(4)	The SARs listed vested and became exercisable over a three-year period with one-third of the SARs vesting on each of March 1, 2015, March 1, 2016 and March 1, 2017.

			STOCK AWARDS
Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)(1)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

Thomas E. Ferguson	04/27/15		3,174	129,658	9,524	389,055
	04/27/16		5,279	215,647	7,919	323,491
	10/10/16		30,184	1,233,016	—	—
	04/27/17		7,475	305,354	7,745	305,354

Paul W. Fehlman	04/27/15		969	39,584	2,910	118,874
	04/27/16		1,613	65,891	2,419	98,816
	04/27/17		2,284	93,301	2,284	93,301
	07/11/17		765	31,250	765	31,250

Chris Bacius	04/27/15		387	15,809	1,164	47,549
	04/27/16		821	33,538	1,231	50,286
	04/27/17		1,245	50,858	1,245	50,858

Tara D. Mackey	04/27/15		387	15,809	1,164	47,549
	11/06/15	(5)	338	13,807	—	—
	03/07/16	(5)	338	13,807	—	—
	04/27/16		821	33,538	1,231	50,286
	04/27/17		1,245	50,858	1,245	50,858

Tim E. Pendley	04/27/15		793	32,394	2,381	97,264
	04/27/16		1,319	53,881	1,979	80,842
	04/27/17		1,868	76,308	1,868	76,308

(1)	Amounts in this column represent RSU awards, which vest ratably over a three-year period from the grant date.
(2)
The amounts in this column include dividend equivalents accrued through February 28, 2018, of the underlying equity award that will vest if, and when the RSUs to which such dividend equivalent relate becomes vested.

(3)	The fair market value of the RSU and the PSU awards is based upon the closing market price of AZZ common stock as of February 28, 2018, which was $40.85.
(4)
Amounts in this column represent PSUs granted on April 27, 2015, April 27, 2016 and April 27, 2017, which have a three-year performance cycle and will vest and become payable, if at all, on the third anniversary of the grant date. The amounts in this column also include accrued dividend equivalents through February 28, 2018, that will vest if, and when the PSUs to which such dividend equivalents relate become vested.

(5)	These RSUs vest ratably over a three-year period beginning on April 27, 2016.

OPTION/SAR EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2018
The following table provides information regarding the vesting of RSUs and SARs exercised by NEOs during fiscal year 2018.

	Option/SAR Awards		Stock Awards(2)
Name	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas E. Ferguson Paul W. Fehlman Chris Bacius Tara D. Mackey Tim E. Pendley	— — — — —	— — — — —	16,206(3) 4,951(5) 1,115(7) 2,475(9) 3,877(11)	984,344(4) 300,721(6) 68,266(8) 150,528(10) 235,520(12)

(1)	There were no SARs exercised during fiscal year 2018.
(2)
Awards vested were RSUs. The RSUs awarded under the Company's 2014 Plan accrue dividend equivalents during the restricted vesting period, which will be paid either in cash or shares of AZZ common stock at the discretion of the compensation committee upon the vesting of the underlying award.

(3)
This number includes: (i) 10,492 RSUs that vested on March 1, 2017 under the 2005 Plan, which did not accrue dividend equivalents; (ii) 3,104 RSUs that vested on April 27, 2017 plus 62 accrued dividend equivalents; and (iiI) 2,610 RSUs that vested on April 27, 2017 plus 22 accrued dividend equivalents.

(4)
The value realized upon the vesting of (i) 10,492 RSUs based on the closing price of our common stock on the vesting date, March 1, 2017, of $60.55; and (ii) 5,714 RSUs and 84 accrued dividend equivalents based on the closing price of our common stock on the vesting date, April 27, 2017, of $60.20.

(5)
This number includes: (i) 3,206 RSUs that vested on March 1, 2017 under the 2005 Plan, which did not accrue dividend equivalents: (ii) 948 RSUs that vested on April 27, 2017 plus 18 accrued dividend equivalents; and (iii) 797 RSUs that vested on April 27, 2017 plus 6 accrued dividend equivalents.

(6)
The value realized upon the vesting of (i) 3,206 RSUs based on the closing price of our common stock on the vesting date, March 1, 2017, of $60.55; and (ii) 1,745 RSUs and 24 accrued dividend equivalents based on the closing price of our common stock on the vesting date, April 27, 2017, of $60.20.

(7)
This number includes (i) 330 RSUs that vested on March 1, 2017 plus 6 accrued dividend equivalents; (ii) 379 RSUs that vested on April 27, 2017 plus 3 accrued dividend equivalents; and (iii) 406 RSUs that vested on April 27, 2017 plus 7 accrued dividend equivalents.

(8)
The value realized upon the vesting of (i) 330 RSUs plus 6 accrued dividend equivalents based on the closing price of our common stock on the vesting date of March 1, 2017, of $60.55; and (ii) 785 RSUs plus 10 accrued dividend equivalents based on the closing price of our common stock on the vesting date, April 27, 2017, of $60.20.

(9)
This number includes: (i) 1,024 RSUs that vested on March 1, 2017 under the 2005 Plan, which did not accrue dividend equivalents; (ii) 379 RSUs that vested on April 27, 2017 plus 4 accrued dividend equivalents; (iii) 666 RSUs that vested on April 27, 2017 plus 6 accrued dividend equivalents; and (iv) 406 RSUs that vested on April 27, 2017 plus 7 accrued dividend equivalents.

(10)
The value realized upon the vesting of (i) 1,024 RSUs based on the closing price of our common stock on the vesting date, March 1, 2017, of $60.55; and (ii) 1,451 RSUs plus 17 accrued dividend equivalents based on the closing price of our common stock on the vesting date, April 27 2017, of $60.20.

(11)
This number includes (i) 2,449 RSUs that vested on March 1, 2017 under the 2005 Plan, which did not accrue dividend equivalents; (ii) 776 RSUs that vested on April 27, 2017 plus 15 accrued dividend equivalents; and (iii) 652 RSUs that vested on April 27, 2017 plus 5 accrued dividend equivalents.

(12)
The value realized upon the vesting of (i) 2,449 RSUs based on the closing price of our common stock on the vesting date, March 1, 2017, of $60.55; and (ii) 1,428 RSUs plus 20 accrued dividend equivalents based on the closing price of our common stock on the vesting date, April 27, 2017, of $60.20.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
Payments Made Upon Resignation, Termination, Death or Disability

Each of Messrs. Ferguson and Fehlman has an employment agreement with AZZ as described above in the section titled “Employment Agreements”. As such, each of these officers would be entitled to certain payments and benefits following a termination of employment under certain circumstances and upon a change in control. These benefits are summarized below and reflect obligations pursuant to employment agreements as well as pursuant to other compensatory arrangements.

If, prior to a change of control, Mr. Ferguson’s employment is terminated due to disability or death or for Cause, Mr. Ferguson, or his estate, shall be entitled to receive in a lump sum (i) all earned but unpaid base salary, (ii) payment for all earned but unused vacation time, and (iii) reimbursement for any business expenses incurred prior to the date of termination. If the Company terminates Mr. Ferguson’s employment without Cause, he is entitled to receive (i) the amounts described in the immediately preceding sentence, payable in a lump sum payment, (ii) a cash amount equal to his base salary from the date of his termination to the end of the term of his Amended CEO Agreement (but in no event less than his base pay for a 24 month period), payable in accordance with the Company’s standard payroll procedures (the “Severance Payment”) and (iii) a portion of the cash award he would have received under the Company’s Senior Management Bonus Plan, pro-rated as of the date of such termination and calculated as if Mr. Ferguson were employed by the Company as of the last day of the relevant fiscal year, all qualitative goals have been achieved and all quantitative goals have been satisfied in the amounts determined by the board of directors. In addition, if the Company does not renew the term of Mr. Ferguson’s Amended CEO Agreement on the third anniversary thereof, Mr. Ferguson shall be entitled to receive (i) the amounts described in the first sentence of this paragraph, payable in a lump sum payment, and (ii) a cash amount equal to 12 months of his base salary, as in effect on September 29, 2019, payable in accordance with the Company’s standard payroll procedures. Mr. Ferguson also received RSUs and SARs under the terms of his original employment agreement and the Amended CEO Agreement. Under their terms, these RSUs and SARs vest and become exercisable when Mr. Ferguson’s employment terminates, except in the event the Company terminates his employment for Cause or Mr. Ferguson terminates his employment without Good Reason, in which case such equity awards shall be forfeited.

In Mr. Ferguson’s Amended CEO Agreement, “Cause” is defined as (i) his commission or conviction of, or the entering of a guilty plea or plea of no contest by him with respect to, a felony, the equivalent thereof, any other crime with respect to which imprisonment is a possible punishment, or any other crime involving moral turpitude, fraud, misrepresentation, embezzlement, theft, or sexual harassment; (ii) excessive absenteeism by Mr. Ferguson not related to death or disability or otherwise permissible by applicable law or the Company’s policies for sick leave, permitted vacations, or paid time off; (iii) Mr. Ferguson’s engaging in any activity (including, without limitation, alcohol or drug abuse or other self-induced affliction, or making disparaging remarks about the Company or any of its affiliates or any of their respective officers, employees, managers, directors, members or shareholders) that injures (monetarily or otherwise), in a material respect, the reputation, business or a business relationship of the Company or any of its affiliates; (iv) Mr. Ferguson’s gross negligence or material malfeasance (including, without limitation, commission of any intentional act of fraud, misappropriation or theft against the Company or its affiliates or his intentional misrepresentation of any material financial or operating results of the Company or any of its affiliates); (v) Mr. Ferguson’s significant violation of any statutory or common law duty of loyalty to the Company or any of its affiliates; (vi) Mr. Ferguson’s material breach of any provision of his Amended CEO Agreement or of a material written policy or code of conduct of the Company; or (vii) Mr. Ferguson’s refusal or failure to carry out the legitimate directives or instructions of the board of directors (or such other person to whom he reports as may be designated from time to time by the board of directors) that are consistent with the scope and nature of his duties and responsibilities set forth herein; provided that in the case of clause (ii), (vi) or (vii) above, only if such breach, refusal or failure has not been cured within fifteen (15) days after Mr. Ferguson’s receipt of written notice from the Company describing such breach or failure in reasonable detail; provided, further, that Mr. Ferguson shall be entitled to no more than one opportunity to cure such matters for any reason.

In Mr. Ferguson’s Amended CEO Agreement, “Good Reason” is defined as (i) the relocation by the Company of Mr. Ferguson’s principal place of employment of more than fifty (50) miles from the location of his principal place of employment as of the date hereof, which relocation is not rescinded within fifteen (15) days after the date of receipt by the board of directors from Mr. Ferguson of notice describing such relocation; (ii) a reduction by the Company in Mr. Ferguson’s base salary, unless such reduction is rescinded within fifteen (15) days after the date of receipt by the board of directors from Mr. Ferguson of notice referring to this provision and describing such reduction; (iii) a material diminution of Mr. Ferguson’s responsibilities or duties, which diminution is not rescinded within fifteen (15) days after the date of receipt by the board of directors from Mr. Ferguson of notice describing such diminution; (iv) any other material breach by the Company of any material provision of Mr. Ferguson’s Amended CEO Agreement, which material breach is not corrected within fifteen (15) days after the date of receipt by the board of directors from Mr. Ferguson of a notice referring to this provision and describing such material breach; or (v) a material breach by the Company of any equity award agreement (whether with respect to SARs, RSUs or otherwise) by and between the Company and Mr. Ferguson then in effect or the terms of any equity plan incorporated therein, which material breach is not corrected within forty-five (45) days after the date of receipt by the board of directors from Mr. Ferguson of a notice describing such material breach.

Senior Management Bonus Plan. A discussion of the Senior Management Bonus Plan can be found on page 44 of this Proxy Statement, under the section titled, "Performance–Based Incentive Compensation".

Mr. Fehlman’s employment agreement contains provisions identical to those described above with respect to Mr. Ferguson’s Amended CEO Agreement, except that Mr. Fehlman would receive different amounts of base salary and other compensation, which amounts are described in the Summary Compensation Table above, and that Mr. Fehlman’s Severance Payment would be calculated based on a minimum period of 12 months rather than 24 months.

Payments Made Upon a Change In Control

Ferguson Change In Control Agreement. If, during the period of time beginning on the date a definitive agreement regarding a change in control is executed and ending on the date one year following a change in control, Mr. Ferguson’s employment is terminated for any reason other than by the Company for Cause or by Mr. Ferguson without Good Reason (in each case as defined in his employment agreement), the Company would be required to pay him (i) his full base salary through his date of termination and (ii) a payment equal to 299% of his base salary (without giving effect to any reduction in base salary serving as grounds for termination for Good Reason) (a “Change in Control Severance Payment”), in each case through a lump sum payment to be made promptly following Mr. Ferguson’s execution and delivery of a release and waiver agreement. However, if Mr. Ferguson's employment is terminated after the execution of such definitive agreement and before the change in control occurs, the portion of the 299% of base salary he would have received under his Amended CEO Agreement (but for the execution of such definitive agreement) will be paid in installments as provided under his Amended CEO Agreement, and any remainder of the 299% of base salary will be paid in a lump sum. In addition, upon such a termination of employment following a change in control, all unvested equity awards held by Mr. Ferguson shall immediately vest and become exercisable. If Mr. Ferguson's severance payment constitutes an excess parachute payment subject to the excise tax under Code Section 4999, the amount of his severance will be reduced by the amount necessary to avoid that excise tax, but only if that reduction will yield a larger net payment amount than the full severance payment reduced by such excise tax.

Fehlman Change In Control Agreement. Mr. Fehlman’s Change in Control Agreement contains provisions identical to those described above for Mr. Ferguson with respect to Mr. Ferguson’s Change in Control Agreement except that Mr. Fehlman’s Change in Control Severance Payment is calculated as 200% of his base annual cash compensation, which consists of his base salary plus the average amount of cash bonus actually paid to him by the Company with respect to the five (5) fiscal years of the Company immediately preceding the occurrence of an event that cause him to become entitled to receive a payment, and that such average shall not include any fiscal year of the Company in which Mr. Fehlman was not employed by the Company.

Executive Change In Control Severance Agreements. The Executive Change in Control Severance Agreements with the Company’s NEOs other than Messrs. Ferguson and Fehlman provide:

•
If the executive’s employment is terminated within one year following a change in control by the Company for Cause or by the executive for other than Good Reason, the Company must pay him or her their full base salary through the date of termination plus all other amounts to which he or she is entitled under any compensation or benefit plan of the Company at the time such payments are due, and the Company shall have no further obligation to him or her under the Change in Control Agreement.

•
If the executive’s employment is terminated before one year following a change in control by the Company other than for Cause or disability, or by the executive for Good Reason, he or she shall be entitled to a lump sum payment of his or her base salary through the date of termination plus any other amounts to which he or she is entitled under any compensation plan of the Company at the time such payments are due; a lump sum severance payment in an amount equal to two times his or her base amount, as defined in Section 280G(b)(3) of the Internal Revenue Code, and the vesting and immediate exercisability of all stock options, RSUs and SARs; and reimbursement for all legal fees and expenses incurred in seeking to enforce the Executive Change in Control Severance Agreement.

•
“Cause” as used in the Executive Change in Control Severance Agreements is defined as (1) conviction of a crime involving moral turpitude or providing for imprisonment, (2) commission of any willful malfeasance or gross negligence in the discharge of his or her duties to the Company or any of its subsidiaries, having a material adverse effect on the Company or any of its subsidiaries or (3) failure to timely correct after written notice, any specific failure in performance of the duties of his or her position with the Company.

•	“Good Reason” as used in such Executive Change in Control Severance Agreements includes, with respect to each executive:

(A) a substantial adverse alteration in the nature or status of his or her responsibilities from those in effect immediately prior to the change in control;

(B) a reduction in his or her annual base salary in effect on the date of the change in control;

(C) the relocation of the Company’s principal executive offices or the Company's requiring the executive to be based anywhere other than a site less than thirty (30) miles from the site where he or she is now principally based;

(D) the failure by the Company, without his or her consent, to pay to him or her any portion of his or her current compensation;

(E) the failure by the Company to continue or replace any compensation plan material to his or her total compensation or the failure to continue his or her participation therein on a basis not materially less favorable, as existed at the time of the change in control;

(F) the failure of the Company to continue to provide him or her with benefits substantially similar to those enjoyed by him or her under deferred compensation plans, life insurance, medical, health and accident, or disability or vacation plans or policies in which he or she was participating at the time of the change in control;

(G) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform the Change in Control Severance Agreement; or

(H) any purported termination of his or her employment by the Company other than because of total disability, death or for Cause.

The Company has an opportunity to correct the matters specified in clauses (A), (B), (E), (F), (G), or (H) of the immediately preceding sentence before they constitute Good Reason.

POTENTIAL PAYMENTS

The following table reflects the amount of compensation to each of the NEOs in the event of termination of that executive’s employment as the result of voluntary termination, involuntary not-for-cause termination, for “Cause” termination, termination following a change of control and disability or death of the executive. The amounts shown assume that such termination was effective as of February 28, 2018, and that each NEO had met requirements under our incentive compensation plans that the executive be employed as of year-end to receive benefits related to the year, and thus include amounts earned through that time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of an executive’s separation from the Company. As of February 28, 2018, each executive had received all of the base salary earned during fiscal year 2018, and no portion of his or her base salary was unpaid at that date. Because Mr. Pendley ceased to serve as Senior Vice President and Chief Operating Officer, Metal Coatings, as of April 3, 2018, he is omitted from the following table.

TRIGGERING EVENTS

	Termination of Employment Before Change in Control				Termination of Employment Within Two Years After Change in Control
	Death/ Disability	Termination for Cause	Termination Without Cause		Death/ Disability	Termination for Cause	Termination Without Cause		Voluntary For Good Reason		Voluntary Without Good Reason

Mr. Ferguson
Severance	$—	$—	$2,173,500	(1)	$—	$—	$2,166,255	(2)	$2,166,255	(2)	$—
Short-Term Cash Incentive(3)	$724,500	$—	$724,500		$—	$—	$—		$—		$—
SARs(4)	$0	$—	$—		$0	$—	$0		$0		$—
RSUs(5)	$1,883,716	$—	$—		$1,883,716	$—	$1,883,716		$1,883,716		$—
PSUs(6)	$628,886	$—	$—		$628,886	$—	$628,886		$—		$—
TOTAL	$3,237,102	$—	$2,898,000		$2,512,602	$—	$4,678,857		$4,049,971		$—

Mr. Fehlman
Severance	$—	$—	$583,476	(7)	$—	$—	$1,023,065	(8)	$1,023,065	(8)	$—
Short-Term Cash Incentive(3)	$244,683	$—	$244,683		$—	$—	$—		$—		$—
SARs(4)	$0	$—	$—		$0	$—	$0		$0		$—
RSUs(5)	$230,068	$—	$—		$230,068	$—	$230,068		$230,068		$—
PSUs(6)	$223,368	$—	$—		$223,368	$—	$223,368		$—		$—
TOTAL	$698,119	$—	$828,159		$453,436	$—	$1,476,501		$1,253,133		$—

Mr. Bacius
Severance	$—	$—	$—		$577,414	$—	$577,414	(9)	$577,414	(9)	$—
Short-Term Cash Incentive(3)	$158,789	$—	$158,789		$—	$—	$—		$—		$—
SARs(4)	$0	$—	$—		$0	$—	$0		$0		$—
RSUs(5)	$100,246	$—	$—		$100,246	$—	$100,246		$100,246		$—
PSUs(6)	$101,185	$—	$—		$101,185	$—	$101,185		$—		$—
TOTAL	$360,220	$—	$158,789		$778,845	$—	$778,845		$677,660		$—

Ms. Mackey
Severance	$—	$—	$—		$678,150	$—	$678,150	(9)	$678,150	(9)	$—
Short-Term Cash Incentive(3)	$186,491	$—	$186,491		$—	$—	$—		$—		$—
SARs(4)	$0	$—	$—		$0	$—	$0		$0		$—
RSUs(5)	$127,891	$—	$—		$127,891	$—	$127,891		$127,891		$—
PSUs(6)	$101,185	$—	$—		$101,185	$—	$101,185		$—		$—
TOTAL	$415,567	$—	$186,491		$907,226	$—	$907,226		$806,041		$—

(1)
This amount is Mr. Ferguson’s base salary for a period of 24 months plus a pro-rated short-term cash incentive payment. Mr. Ferguson’s Amended CEO Agreement with the Company provides that if he is terminated without cause, he will be entitled to his base salary for the period from the date of termination to the end of the term of the Amended CEO Agreement, but in any case a period of at least 24 months.

(2)	This amount is 2.99 times the base salary of Mr. Ferguson.
(3)
Assuming a termination date of February 28, 2018, Mr. Ferguson would be eligible to a target annual cash incentive of 100% of his fiscal year 2018 annual base salary. Mr. Fehlman would be eligible to a target annual cash incentive of 65% of his annual base salary for fiscal year 2018 and Ms. Mackey and Mr. Bacius would be eligible to a target annual cash incentive of 55%.

(4)
All SARs for the NEOs have vested. The value of exercising the SARs are calculated based upon the difference between the closing price of the Company's common stock on February 28, 2018 ($40.85) and the grant date price. Based on the closing price of our common stock on February 28, 2018, no amounts would be payable to our NEOs with respect to any SARs.

(5)
The value of the accelerated vesting of RSUs, including any dividend equivalents accrued during the vesting period, are calculated based upon the closing price of the Company’s common stock on February 28, 2018 ($40.85).

(6)
Pursuant to the 2014 Plan and the accompanying award agreements, the compensation committee in its sole discretion may deem that the PSUs be payable at the target amount (i.e., 100% achievement of the performance goals) in the event that the vesting date of such PSUs is accelerated. The value of the PSUs granted during fiscal years 2017 and 2018, including any dividend equivalents accrued was calculated using the closing price of the Company's common stock on February 28, 2018 ($40.85) and assuming that the compensation committee determined that these PSUs were each payable at their respective target amounts.

(7)
This amount is Mr. Fehlman’s base salary for a period of 12 months plus a pro-rated short-term cash incentive payment. Mr. Fehlman’s employment agreement with the Company provides that if he is terminated without cause, he will be entitled to his base salary for the period from the date of termination to the end of the term of the employment agreement, but in any case a period of at least 12 months.

(8)
This amount is two times Mr. Fehlman’s base salary plus the average amount of cash bonus actually paid to Mr. Fehlman with respect to the five (5) fiscal years of the Company immediately preceding the occurrence of the event.

(9)	This amount represents two times the base salary for each of Mr. Bacius and Ms. Mackey.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, AZZ is providing the following information about the relationship of the annual total compensation of the Company’s employees and the annual total compensation of Mr. Ferguson, our CEO (the “CEO Pay Ratio”).

The CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. For AZZ’s last completed fiscal year, the ratio of the annual total compensation of Mr. Ferguson to the annual total compensation of the median employee of the Company was as follows:

Year	Mr. Ferguson’s Total Compensation ($)(1)	Median Employee Total Compensation ($)	Pay Ratio of CEO Compensation to Median Employee
2017	1,716,875	44,492	39:1

(1)	The annual total compensation of Mr. Ferguson, as reported in the Summary Compensation Table presented on page 55 in this Proxy Statement.

To identify the “median employee” from our employee population, the methodology and the material assumptions, adjustments, and estimates used were as follows:

•
We selected December 31, 2017, as the date upon which the Company identified the “median employee”, which is within the last three months of the Company’s fiscal year end and enables us to make an identification in a reasonably efficient and economical manner.

•
We determined that as of December 31, 2017, AZZ’s employee population consisted of approximately 4,407 individuals (full-time, part-time and our variable workforce) working at the parent company headquarters and consolidated subsidiaries. Of these individuals, 3,923 were located in the United States and 484 were located in the following countries:

Country	Employees(#)
Brazil	27
Canada	266
China	13
Netherlands	25
Poland	152
Saudi Arabia	1

Given the limited scale of our operations in many of these foreign countries, we elected to exclude all of our employees in the above listed countries, except for Canada, as permitted by the SEC rules, as these employees account for less than 5% of our total U.S. and non-U.S employees. We also excluded 78 employees of Enhanced Powder Coating, Ltd., which we acquired in a transaction that closed in June 2017, and 92 employees of Powergrid Solutions Inc., which we acquired in a transaction that closed in September 2017.

•	AZZ’s employee population, after taking into consideration the adjustments permitted by SEC rules as described above, consisted of approximately 4,019 individuals as of December 31, 2017.

•
We identified our median employee based on the total cash compensation paid during the 12-month period ending December 31, 2017, which was consistently applied to all of our employees included in the calculation. We annualized the compensation of all full-time employees hired during this period. Since we do not widely distribute annual equity awards to our employees, such awards were excluded from our compensation measure. For purposes of determining the median employee, we considered for each of our employees (i) actual base salary (in the case of hourly workers, base wages including overtime pay); (ii) cash bonuses paid during the year; and (iii) sales commissions, if applicable. For our employees located in Canada, we applied a Canadian to U.S. dollar exchange rate as of December 31, 2017, to the compensation elements paid in Canadian currency.

Once the median employee was identified, we calculated the annual total compensation of such median employee, as reported in the chart above, using the same methodology used to determine the annual total compensation of Mr. Ferguson and our other NEOs as required by the Summary Compensation Table on page 55 in this Proxy Statement.

The CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the CEO Pay Ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

PROPOSAL 3

APPROVAL OF THE AZZ INC. 2018 EMPLOYEE STOCK PURCHASE PLAN

On January 18, 2018, the Company’s Board of Directors approved the AZZ Inc. 2018 Employee Stock Purchase Plan (the “2018 ESPP”), subject to approval by the shareholders. The 2018 ESPP is a new plan that succeeds the current ESPP that was adopted in 2008 and that by its terms expires in 2018.

The following is a summary of certain of the material terms and conditions of the 2018 ESPP. The following summary is qualified in its entirety by reference to the full text of the 2018 ESPP, which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to such terms in the 2018 ESPP.

2018 ESPP Summary

The purpose of the 2018 ESPP is to provide employees of the Company and its U.S. and Canadian subsidiaries with an opportunity to purchase shares of the Company’s common stock (the “Shares”) through accumulated payroll deductions. It is the intention of the Company to have the 2018 ESPP qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code.

Shares Available for Purchase under the 2018 ESPP

The maximum number of Shares that may be purchased under the 2018 ESPP is 1,500,000 Shares. The Shares issuable under the 2018 ESPP may be in whole or in part authorized but unissued Shares or issued Shares that have been reacquired by the Company. In the event of changes in the Shares due to stock dividends or other changes in capitalization, or in the event of any merger, sale or any other reorganization, appropriate adjustments will be made by the Company to the shares subject to purchase and to the price per share.

Term

The term of the 2018 ESPP will commence on the date the 2018 ESPP is approved by shareholders and will continue for 10 years (the “Term”).

Offering Periods and Purchase Periods

An “Offering Period” generally is a period during which an option may be granted and exercised under the 2018 ESPP. The first Offering Period will begin on September 3, 2018, and end on December 31, 2018. In future calendars years, Offering Periods will begin on each January 1 and July 1 occurring during the Term and will last for 24 months. The first day of each Offering Period is referred to as an “Enrollment Date.”

Each Offering Period will include one or more “Purchase Periods.” The first Offering Period will have one Purchase Period that is coincident with that Offering Period. All other Offering Periods will have four 6-month Purchase Periods, with the first commencing on the Enrollment Date of the Offering Period, and the next three Purchase Periods commencing on the next three 6-month anniversaries of the Enrollment Date.

Eligibility

Any individual, who on an Enrollment Date of an Offering Period is a common law employee of the Company or one of its U.S. or Canadian subsidiaries (other than such a subsidiary that is excluded from participation in the 2018 ESPP by the Board or the committee that administers the plan (see below; the “Committee”)), will be eligible to participate in the 2018 ESPP during that Offering Period. Notwithstanding the foregoing, if such an employee (i) is a 5% owner of the Shares (as described in Code Section 423), or (ii) is included in a unit of employees covered by a collective bargaining agreement that by its terms excludes that unit of employees from participation in the 2018 ESPP, that employee will not be eligible to participate.

Election to Participate in an Offering Period

An eligible employee may become a “Participant” in the 2018 ESPP during an Offering Period by electing, during the open enrollment period for such Offering Period, to authorize payroll deductions. Payroll deductions for a Participant for an Offering Period will commence with the first payroll paid on or immediately after the Enrollment Date and will end on the last pay date in the Offering Period to which such authorization is applicable, unless the Participant amends or terminates that authorization.

Payroll Deductions

A Participant may elect a payroll deduction of between 1% and 10% of compensation. Once elected (and until changed), a Participant’s payroll deduction will remain in effect from Purchase Period to Purchase Period and from Offering Period to Offering Period. Such deduction will be made from each payroll during the Offering Period. An eligible employee may participate in only one Offering Period at a time.

A Participant in an Offering Period may elect to change his or her payroll deduction percentage (by increasing it to as high as 10% or decreasing it to as low as 0%) at the beginning of any Purchase Period. During a Purchase Period, a Participant may make one election to decrease his or her payroll deduction (down to as low as 0%), but may not increase his or her payroll deduction.

As long as a Participant who changes his or her payroll deduction to 0% at the beginning of, or during, a Purchase Period does not also elect to discontinue his participation in the then current Offering Period, he or she will remain a Participant in the Offering Period with the right to increase the percentage of his or her payroll deductions as of the first day of any subsequent Purchase Period that occurs during the Offering Period.

Discontinuation of Participation

A Participant’s participation in the 2018 ESPP will end if at any time during an Offering Period he or she either (i) withdraws from the 2018 ESPP by electing to discontinue his or her participation, or (ii) becomes employed in a category of employees that is not eligible for the 2018 ESPP. At that time, he or she will cease to be a Participant, his or her payroll deductions will be decreased to 0%, and his or her payroll deductions will be paid to him or her. As long as an individual whose participation in an Offering Period ends remains, or once again becomes, employed in an eligible category at the beginning of a subsequent Offering Period, he or she may elect to participate in that Offering Period.

Grant of Option

On the Enrollment Date of each Offering Period, each Participant participating in that Offering Period will be deemed to have been granted an option to purchase during that Offering Period a number of whole Shares determined by dividing (i) $75,000, by (ii) the fair market value of one Share on the Enrollment Date.

The purchase price for a Participant’s option granted for an Offering Period to purchase Shares under the 2018 ESPP (i.e., the price at which shares will be purchased under the 2018 ESPP) will be 85% of the fair market value per Share on (i) the Enrollment Date for such Offering Period, or (ii) the last day of the applicable Purchase Period within the Offering Period, whichever is lower. The “fair market value” of the Shares on a given date will be the closing price of a Share as reported by the New York Stock Exchange, or reported on such other national exchange as it may, from time to time, be reported on, on such date (or, if there is no trading on such date, then on the first previous date on which there is such trading).

Under Code Section 423 and the 2018 ESPP, no Participant shall be permitted to purchase Shares under the 2018 ESPP having a fair market value (determined on the Enrollment Date) that exceeds $25,000 for each calendar year, and in any case no Participant may purchase more than 5,000 Shares under the 2018 ESPP during any Offering Period. The Committee may reduce the number of shares that each Participant is permitted to purchase under the 2018 ESPP to prevent (i) the purchase exceeding the limitations on number and fair market value of Shares, and (ii) the sale of Shares exceeding the maximum number of Shares available under the 2018 ESPP.

Exercise of Option

Unless the Participant’s payroll deduction is reduced to a point at which it is eliminated entirely, his or her option for the purchase of Shares granted for an Offering Period will be exercised automatically at the end of each Purchase Period within the Offering Period at the purchase price. The option will be exercised by using payroll deductions accumulated during the Purchase Period to purchase whole Shares.

To the extent a Participant’s payroll deductions exceed the amount required to purchase the Shares subject to the option or the amount that remains is not sufficient to purchase a whole Share, the excess amount will be returned to the Participant and will not be carried over to the next Purchase Period or Offering Period. No interest is payable on any payroll deductions, whether used to purchase Shares or returned to a Participant.

Once an option is exercised, shares will be registered in the name of the Participant or the Participant and his or her spouse. A Participant will have no interest or voting rights in any Shares subject to an option under the 2018 ESPP until, and then only to the extent, the option is exercised.

Administration

The 2018 ESPP will be administered by the Board of Directors or the Committee, the members of which will be comprised of senior Company executives unless and until the Board of Directors appoints other persons to serve on the Committee. A member of the Board of Directors or Committee may not vote on any matter affecting solely his or her benefit but may vote on matters affecting Participants in general.

The Committee may adopt rules of procedure and regulations and make determinations that it deems necessary or advisable for carrying out the 2018 ESPP and that are consistent with the terms of the 2018 ESPP. In addition, the Board of Directors or the Committee has full power and authority to construe and interpret the 2018 ESPP.

To accommodate differences in laws, policies and customs, the Committee may provide for special terms for Participants who are foreign nationals or who are employed by the Company or a subsidiary outside of the U.S. The Committee also may approve amendments, supplements or alternative versions of the 2018 ESPP for such Participants as long as those changes are consistent with the terms of the 2018 ESPP.

Members of the Board of Directors and the Committee will not be liable for any action taken under the 2018 ESPP in good faith. The Company will indemnify all of those members against any claims, damages, losses or expenses, except for a judgment based on a finding of the members’ bad faith.

Transferability

An option granted under the 2018 ESPP will not be transferable by a Participant other than by will or the laws of descent. A Participant may not assign, transfer or pledge any option other than as permitted by the Code.

Amendment and Termination

The Board of Directors may at any time amend or terminate the 2018 ESPP. A termination may not affect options previously granted, except that a Purchase Period may be accelerated, and any Offering Period may be terminated by the Board on any Exercise Date if the Board of Directors determines that such action is in the best interests of the

Company and its shareholders. An amendment may make a change in any option previously granted except as specifically prohibited by the Code or the 2018 ESPP. To the extent necessary to comply with Code Section 423 or applicable exchange rules, the Company will obtain shareholder approval of any amendment.

The Term will end earlier than its specified expiration date (i) if the Shares available for purchase under the 2018 ESPP are substantially exhausted, or (ii) by action of the Board.

U.S. Federal Income Tax Consequences

The following brief summary of the effect of U.S. federal income taxation for the Participants and the Company with respect to the Shares purchased under the 2018 ESPP does not purport to be complete, and does not discuss the income tax laws of any state or foreign country in which a Participant may reside.

The 2018 ESPP is intended to be an employee stock purchase plan within the meaning of Code Section 423. Under this type of plan, no taxable income will be recognized by a Participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the options. Taxable income will not be recognized until there is a sale or other disposition of the Shares purchased under the 2018 ESPP or in the event the Participant dies while still owning the purchased Shares.

If the Participant sells or otherwise disposes of the purchased Shares within 2 years after the Enrollment Date of the Offering Period in which the Shares were purchased or within 1 year after the actual purchase date of those Shares, then the Participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the Shares on the purchase date exceeded the purchase price paid for those Shares; and the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal in amount to such excess. The amount of this ordinary income will be added to the Participant’s basis in the Shares, and any resulting gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the Shares have been held for more than 1 year since the date of purchase, the gain or loss will be long-term.

If the Participant sells or disposes of the purchased Shares more than 2 years after the Enrollment Date of the Offering Period in which the Shares were acquired and more than 1 year after the actual purchase date of those Shares, then the Participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the Shares on the sale or disposition date exceeded the purchase price paid for those Shares, or (ii) 15% of the fair market value of the Shares on the Enrollment Date of that Offering Period. Any additional gain upon the disposition will be taxed as long-term capital gain.

Alternatively, if the fair market value of the Shares on the date of the sale or disposition is less than the purchase price, the Participant will not have any ordinary income, and any loss recognized will be a long-term capital loss. The Company will not be entitled to an income tax deduction with respect to such a disposition.

If the Participant still owns the purchased Shares at the time of death, the lesser of (i) the amount by which the fair market value of the Shares on the date of death exceeds the purchase price, or (ii) 15% of the fair market value of the shares on the Enrollment Date of the Offering Period in which those Shares were acquired will constitute ordinary income in the year of death.

New Plan Benefits

Because participation in the 2018 ESPP is entirely within the discretion of the eligible employees, a new plan benefits table, as described in the federal proxy rules, is not provided. Because the Company cannot predict the participation levels by eligible employees, the rate of employee contributions, or the eventual purchase price under the 2018 ESPP, it is not possible to determine the value of benefits that may be obtained by executive officers and other employees under the 2018 ESPP.

Registration with Securities and Exchange Commission

If the 2018 ESPP is approved by our shareholders, we intend to file a registration statement with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, with respect to the issuance of up to 1,500,000 shares under the 2018 ESPP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AZZ INC. 2018 EMPLOYEE STOCK PURCHASE PLAN.

AUDIT COMMITTEE REPORT

The Company's audit committee is composed entirely of non-management directors. The board of directors has determined that all members of the audit committee are independent as that term is defined in the NYSE’s listing standards and Section 10A(m)(3) of the Exchange Act, and that each member qualifies as an audit committee financial expert as defined in the SEC rules adopted under the Sarbanes-Oxley Act of 2002.

The audit committee has sole authority for the appointment and replacement of the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the audit committee. The audit committee reviews with the auditors the plan and scope of the annual audit. It reviews with management and the independent auditor the annual audited financial statements and recommends to the board of directors whether they should be included in AZZ’s Annual Report. It similarly reviews quarterly financial reports and all earnings press releases. The audit committee also has general oversight of AZZ’s accounting, financial reporting and internal audit function. Management is responsible for the preparation, presentation and integrity of AZZ’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. BDO, an independent registered public accounting firm and our independent auditor, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

The audit committee meets with AZZ's director of internal audit and BDO with and without management present to discuss the results of their examinations, their evaluations of AZZ's internal controls and the overall quality of AZZ's financial reporting.

The audit committee members’ functions are not intended to duplicate or to certify the activities of management and BDO. The audit committee serves as an oversight role, providing advice, counsel and direction to management and BDO on the basis of information it receives, discussions with management and BDO, and the experience of the audit committee’s members in business, financial and accounting matters.

The audit committee operates under a written charter, which complies with all current regulatory requirements and was adopted by the board of directors. A copy of the full text of the charter is available on AZZ’s website at www.azz.com, under the heading "investor Relations - Corporate Governance". The audit committee reviews and assesses the adequacy of its charter on an annual basis.

The audit committee has:

•	reviewed and discussed the audited consolidated financial statements with management;

•	discussed with BDO the independence of BDO and the matters, if any, required to be discussed by PCAOB Auditing Standard No. 1301 "Communications with Audit Committees"; and

•	received the letter and the written disclosures from BDO required by Rule 3520 of the PCAOB.

Based on the review and discussions referred to in the preceding paragraph, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in AZZ’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended February 28, 2018.

AUDIT COMMITTEE

Daniel R. Feehan, Chairman
Daniel E. Berce
Paul Eisman
Stephen E. Pirnat
Steven R. Purvis

RELATIONSHIP WITH INDEPENDENT AUDITORS

Independent Auditor Fees

The following table presents fees incurred for professional services rendered by BDO, our independent auditors for our fiscal year ended February 28, 2018, and our fiscal year ended February 28, 2017. All services listed below were pre-approved by the audit committee.

	February 28, 2018	February 28, 2017
Audit Fees (1)	$579,128	$571,518
Audit-Related Fees (2)	$80,000	$15,000
Tax Fees (3)	$156,755	$228,491
All Other Fees	—	—

Total Fees	$815,883	$815,009
__________

(1)	Includes fees for services related to the annual audit of the consolidated financial statements, and reviews of our quarterly reports on Form 10-Q.

(2)
Audit related fees associated with the implementation of Accounting Standards Codification as Topic 606: Revenue from Contracts with Customers ("ASC 606") and the review of the related Sarbanes-Oxley Act of 2002 ("SOX") controls, as well as the opening balance sheet procedures in connection with the Company's acquisitions of Enhanced Powder Coating, Ltd. and Powergrid Solutions, Inc. during fiscal year 2018 and Power Electronics Inc. during fiscal year 2017.

(3)	Includes fees for services related to tax compliance, tax advice and tax planning.

Pre-approval of Non-Audit Fees

The audit committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The policy provides for pre-approval by the audit committee of specifically defined audit and non-audit related services. Unless the specific service has been previously pre-approved with respect to that year, the audit committee must approve the permitted service before the independent auditor is engaged to perform it. All of the fees listed above were approved in accordance with this policy. The audit committee has delegated to the chairman of the audit committee authority to approve permitted services where the fees for the engagement do not exceed $50,000 per project and $100,000 in the aggregate, provided that the chairman reports any decisions to the audit committee at its next scheduled meeting.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has selected BDO USA, LLP (“BDO”) to serve as our independent registered public accounting firm for the fiscal year ending February 28, 2019, subject to your ratification.

The board of directors is asking you to ratify the selection of BDO. Although our Bylaws do not require this ratification, the board of directors believes that the selection of the independent registered public accounting firm is an important matter for shareholder consideration and that such a proposal provides shareholders with an important opportunity to provide direct feedback to the board of directors on an important issue of corporate governance. If our shareholders do not ratify the selection of BDO, we will consider that action as feedback to the audit committee and the board of directors to consider the selection of a different accounting firm. Even if you do ratify the selection of BDO, the audit committee may select a different independent registered public accounting firm, subject to ratification by the full board of directors, whenever it determines that such a change would be in the best interests of AZZ and its shareholders.

Representatives of BDO will be present at the Annual Meeting to respond to questions and will have the opportunity to make a statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF BDO TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2019.

OTHER INFORMATION

The board of directors have not received valid notice of any other matters that will be presented at the Annual Meeting other than those described in this Proxy Statement. If any other business is properly brought before the shareholders at the Annual Meeting, all proxies that have been properly submitted will be voted in respect thereof as the proxyholders deem advisable.

SHAREHOLDER PROPOSALS FOR FISCAL YEAR 2019 ANNUAL MEETING

To be included in the proxy statement relating to the fiscal year 2019 Annual Meeting of Shareholders, shareholders proposals must be received by our corporate secretary no later than 5:00 p.m. local time, January 23, 2019.

In order to bring a matter before the fiscal year 2019 Annual Meeting of Shareholders that is not contained in the proxy statement, including the nomination of an individual for election as a director, a shareholder must comply with the advance notice provisions of our Bylaws. Our Bylaws require that we receive notice of the matter no earlier than March 11, 2019, and no later than April 10, 2019. You may contact our secretary to find out what specific information regarding the matter must be included with the advance notice.

VOTING SECURITIES

Shareholders of record on May 11, 2018, will be entitled to vote at the meeting. As of May 11, 2018, there were 26,024,042 shares of the Company’s common stock outstanding. Each share of common stock entitles the holder to one vote on each matter voted on at the meeting. An abstention will not be counted as voting for a matter, and, therefore, will have the same effect as a vote against the matter. Votes withheld, including broker non-votes, will not be counted as a vote either for or against the matter.

INCORPORATION BY REFERENCE

The Compensation Committee Report on Executive Compensation and the Audit Committee Report are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings that AZZ makes under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that AZZ specifically incorporates this information by reference. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

The financial statements and other information required by Item 13(a)(1)-(5) of Schedule 14A to be provided herein are incorporated by reference to AZZ’s Annual Report on Form 10-K.

WEBSITE ACCESS TO REPORTS AND OTHER INFORMATION

Our website is www.azz.com. We make available free of charge through the Investor Relations tab of our website our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Conduct, and Board committee charters, are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our Corporate Secretary at One Museum Place, 3100 W. 7th Street, Suite 500, Fort Worth, Texas 76107.

APPENDIX A

AZZ INC.
2018 EMPLOYEE STOCK PURCHASE PLAN

This AZZ Inc. 2018 Employee Stock Purchase Plan (the “Plan”) is hereby adopted on July__, 2018, by AZZ Inc., a Texas corporation (the “Company”).

1. Purpose. The purpose of the Plan is to provide employees of the Company and certain of its Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an employee stock purchase plan under Code Section 423. The provisions of the Plan shall, accordingly, be construed so as to be in compliance with the requirements of that section of the Code.

2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Committee” shall mean the committee with the authority to administer the Plan, as described in Section 12.

(d) “Common Stock” shall mean the common stock, $1.00 par value per share, of the Company.

(e) “Company” shall mean AZZ Inc., a Texas corporation, or any successor which adopts the Plan.

(f) “Compensation” shall mean the amount of a Participant’s wages that are taken into account from time to time under the Company’s 401(k) plan for purposes of calculating employee deferrals, which as of the Effective Date generally (i) includes Box 1 Form W-2 wages, plus employee elective deferrals to the 401(k) plan, Code Section 125 cafeteria plan pre-tax deferrals, and Code Section 132(f)(4) fringe benefit pre-tax deferrals; but (ii) excludes fringe benefits, welfare plans, reimbursements, equity compensation, and other non-cash compensation.

(g) “Employee” shall mean any common law employee of the Employer.

(h) “Employer” shall mean the Company and each U.S. and Canadian Subsidiary, other than a U.S. or Canadian Subsidiary that the Board or the Committee has specifically excluded from classification as an “Employer” under the Plan.

(i) “Enrollment Date” shall mean the first day of each Offering Period.

(j) “NYSE” shall mean the New York Stock Exchange.

(k) “Offering Period” shall mean the period of 24-months during which an option may be granted and exercised under the Plan, as described in Section 4.

(l) “Participant” shall mean an Employee who, with respect to an Offering Period, has been offered the opportunity to purchase Common Stock hereunder and who has elected to participate herein by authorizing payroll deductions.

(m) “Payroll Deduction Amount” shall mean (i) the dollar amount of a Participant’s Compensation, measured as of any date during a Purchase Period, that has been deducted from his or her Compensation payable during such

Purchase Period pursuant to his or her election to make payroll deductions under the Plan, less (ii) the dollar amount of such payroll deductions used to purchase Common Stock and/or returned to such Participant.

(n) “Plan” shall mean the AZZ Inc. 2018 Employee Stock Purchase Plan.

(o) “Purchase Date” shall mean the last day of each Purchase Period.

(p) “Purchase Period” shall mean each 6-month period commencing on the Enrollment Date of each Offering Period and the immediately subsequent three 6-month anniversaries of such Enrollment Date; provided, for the first Offering Period under the Plan commencing on September 3, 2018, and ending on December 31, 2018, the single Purchase Period shall be coincidental with the Offering Period.

(q) “Subsidiary” shall mean:

(i)Any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and

(ii)    Any partnership or limited liability company, which is taxed as a partnership and 100% of the equity of which is owned by the Company or a Subsidiary corporation (as described in clause (i) hereof), such that the partnership or limited liability company is disregarded for federal income tax purposes.

3. Eligibility.

(a) General Rule. Except as provided in subsection (b) hereof, any Employee who shall be employed by an Employer on a given Enrollment Date shall be eligible to participate in the Plan, subject to the requirements of Section 5(a).

(b) Exceptions. No Employee shall be granted an option to purchase Common Stock under the Plan if:

(i) Immediately after the grant, such Employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. In determining whether an Employee owns 5% of such shares, (A) the attribution of ownership rules of Code Section 424(d) will apply, and (B) an Employee will be deemed to own the shares of stock underlying any outstanding option which he has been granted (whether under the Plan or any other plan or arrangement); or

(ii) An Employee who is included in a unit of Employees covered under an agreement that the Secretary of Labor finds to be a collective bargaining agreement between an Employer and employee representatives, but only to the extent such collective bargaining agreement provides that Employees in such unit will not be eligible for the Plan.

4. Offering Periods. The Plan will be implemented by a series of Offering Periods, as follows:

(a)	First Offering Period. The first Offering Period under the Plan will commence on September 3, 2018, and will end on December 31, 2018.

(b)    Second and Subsequent Offering Periods.
(i)    The second Offering Period under the Plan will commence on January 1, 2019, and subsequent Offering Periods will commence on each succeeding July 1 and January 1 (e.g., July 1, 2019, January 1, 2020, July 1, 2020, etc.).

(ii)    Each of such Offering Periods will have a duration of 24 months.
(iii) Notwithstanding the foregoing, the Board or the Committee may determine that Offering Periods will have different start dates and/or durations; provided, no such Offering Period may be effective for a period of more than 24 months.
(iv) If the Board or Committee wishes to shorten the duration of an Offering Period that has already commenced, it may do so but must provide notice to Participants of such change no later than 30 days after the Board or Committee action.
5. Election to Participate in an Offering Period.

(a) Commencing Participation in an Offering Period. An eligible Employee may become a Participant in the Plan by electing to authorize payroll deductions (which may be in such form (e.g., paper or electronic) and within such open enrollment period, as determined by the Committee), and submitting such election to the Company's Human Resources Department (or its delegate).

(b) Term of Payroll Deductions During an Offering Period. Payroll deductions for a Participant for an Offering Period shall commence with the first payroll paid on or immediately after the Enrollment Date (i.e., for Offering Periods commencing after 2018, the first payroll paid on or immediately after January 1 or July 1, as applicable) and shall end on the last pay date in the Offering Period to which such authorization is applicable, unless sooner amended or terminated by the Participant as provided in Sections 6.

(c) Waiver of Payroll Deductions for an Offering Period. An Employee who is otherwise eligible to participate in an Offering Period may waive his or her right to participate for any Offering Period by declining to authorize a payroll deduction. Such waiver may be made (i) by submitting an election with 0% pursuant to the rules set forth in Section 5(a); or (ii) if the Employee has not made a prior, positive payroll deduction election that remains in effect (see Section 6(d)(ii)), by failing to submit an election for such Offering Period. Such a waiver shall result in the Employee's waiver of participation only for the Offering Period to which it relates and shall be irrevocable with respect to such Offering Period. Except as otherwise provided in this Section, an Employee's waiver of participation for a specified Offering Period shall not, in and of itself, adversely impact the right of such Employee to participate in the Plan during any subsequent Offering Periods.

6. Payroll Deductions.

(a) Payroll Deductions Elected at Beginning of Offering Period. By a Participant completing and submitting his or her payroll deduction authorization with a positive election of a payroll deduction percentage (which may not exceed 10%), such Participant shall elect to have payroll deductions made on each pay date during the Offering Period. An eligible Employee may participate in only one Offering Period at a time.
(b) Changes in Payroll Deductions at the Beginning of a Purchase Period. A Participant in an Offering Period may elect to increase (up to 10%) or decrease (to as low as 0%) his or her payroll deductions as of the beginning of any Purchase Period during such Offering Period by submitting to Human Resources (or its delegate) a new payroll deduction election (in such form (e.g., paper or electronic) and within such open enrollment period for the Purchase Period, as determined by the Committee).
(c) Changes in Payroll Deductions During a Purchase Period.
(i) A Participant in an Offering Period may elect to decrease (to as low as 0%), but not increase, his or her payroll deductions during a Purchase Period in such Offering Period by submitting an election in such form (e.g., paper or electronic) as determined by the Committee.

(ii) A Participant may make only one such decrease in his or her payroll deductions during a Purchase Period.
(iii) If a Participant decreases his payroll deduction to 0% during a Purchase Period pursuant to the terms of this subsection (c), his participation in such Purchase Period (but not the Offering Period) will end, and the entire amount of his Payroll Deduction Amount will be paid to him as soon as practicable.

(d) Impact of Payroll Deductions and Changed Payroll Deductions.
(i) All payroll deductions made by a Participant during a Purchase Period shall be aggregated to comprise to his or her Payroll Deduction Amount under the Plan. A Participant may not make any additional payments towards his or her Payroll Deduction Amount.

(ii) Each election of a payroll deduction percentage under this Section 6 will be evergreen; and, as long as the Participant remains an eligible Employee, such election will remain in effect for each Purchase Period during the Offering Period and for each subsequent Offering Period, unless and until the Participant changes such election.

(iii) As long the Participant who changes his or her payroll deduction to 0% at the beginning of a Purchase Period (as provided in subsection (b)) or during a Purchase Period (as provided in subsection (c)) does not also elect to discontinue his participation in such Offering Period pursuant to the terms of subsection (e) hereof, he will remain a Participant in such Offering Period with the right to increase the percentage of his payroll deductions as of the first day of any subsequent Purchase Period that occurs during such Offering Period.

(e) Withdrawal from Offering Period. At any time during an Offering Period, a Participant may withdraw from an Offering Period by electing to discontinue his or her participation in the Plan for such period by providing notice in accordance with procedures established by the Committee. Upon such discontinuance, (i) the percentage of his or her payroll deductions will be decreased to 0% (even if he or she had previously made an election during a Purchase Period to decrease his or her payroll deduction percentage as provided in subsection (c) hereof), and (ii) the entire balance of his or her Payroll Deduction Amount will be refunded to the Participant as soon as practicable.
(f) Cessation of Eligible Employee Status. If at any time during an Offering Period an eligible Employee terminates employment with the Employer for any reason or becomes employed in a category of employees who are ineligible for the Plan (as provided in Section 3(b)), (i) he or she shall cease to be a Participant in the Plan, (ii) the percentage of his or her payroll deductions will be decreased to 0% (even if he or she had previously made an election during a Purchase Period to decrease his or her payroll deduction percentage as provided in subsection (c) hereof), and (iii) the entire balance of his or her Payroll Deduction Amount will be returned to the Participant as soon as practicable.

(g) Recommencing Participation After a Withdrawal or Cessation of Eligible Employee Status. A Participant's withdrawal from, or cessation from, participation in one Offering Period will not have any effect upon his or her eligibility to participate in a different Offering Period or in any similar Plan which may hereafter be adopted by the Company. Although a Participant may withdraw from one Offering Period and join another Offering Period which commences prior to the end of the Offering Period from which he or she withdrew, such a change shall not transfer his or her Payroll Deduction Amount from one Offering Period to another.

7. Grant of Option.

(a) Grant of Option; Maximum Number of Shares. On the Enrollment Date of each Offering Period each Participant participating in such Offering Period shall be granted an option to purchase during such Offering Period a number of whole shares of the Company's Common Stock determined by dividing (A) $75,000 by (B) the fair market value of one share of the Common Stock on the Enrollment Date for the Offering; provided, if necessary, the number of shares subject to such option shall be reduced in such manner determined by the Committee consistent with the terms of Section 11(a), to a number of shares which would not exceed the limitations described in subsection

(c) hereof or Section 11(a) hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in subsection (b) hereof.

(b) Purchase Price; Fair Market Value. The purchase price per share of the shares offered in an Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock on the Enrollment Date, or (ii) 85% of the fair market value of a share of the Common Stock on the Purchase Date. The fair market value of the Company's Common Stock on a given date shall be the closing price of such Common Stock as reported by the NYSE, or reported on such other national exchange as it may, from time to time, be reported on, on such date (or if there shall be no trading on such date, then on the first previous date on which there is such trading), unless the Common Stock ceases to be traded on a national exchange. If the Common Stock ceases to be traded on a national exchange, its fair market value shall be determined by the Board or the Committee in its discretion.

(c) Annual Limit. No option to purchase shares of Common Stock under the Plan will be granted to a Participant to the extent his or her rights to purchase Common Stock under the Plan, when combined with all other rights and options granted under all of the Code Section 423 employee stock purchase plans of the Company, its Subsidiaries or any parent corporation (within the meaning of Code Section 424(e)), would accrue at a rate which exceeds $25,000 of the fair market value of the Common Stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time, determined in accordance with Code Section 423(b)(8).

(d) Same Rights and Privileges. All Employees granted options hereunder shall have the same rights and privileges, subject to the limitations contained herein.

8. Exercise of Option. The Participant's option for the purchase of shares will be exercised automatically on each Purchase Date of each Offering Period, by purchasing for the Participant, on or as soon as practicable after the Purchase Date, up to the maximum number of full shares of Common Stock subject to such option at the applicable purchase price with his or her Payroll Deduction Amount, unless prior to such Purchase Date the Participant has (i) reduced his payroll deduction percentage to 0% (as provided in Section 6(c)), (ii) withdrawn from the Offering Period during the Purchase Period (as provided in Section 6(e)), or become an ineligible Employee for the Offering Period during the Purchase Period (as provided in Section 6(f)). Notwithstanding the foregoing, the Company shall not be required to issue fractional shares to the Participant pursuant to the Plan. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by such Participant.

9. Delivery. As promptly as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant, or to his or her account at a brokerage firm, of a certificate representing the shares purchased upon exercise of his or her option; provided, however, that the Board may permit or require that shares of Common Stock issued pursuant to the Plan be deposited directly with a broker designated by the Board or Committee or to a designated agent of the Company. The Board or Committee may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. Notwithstanding anything in the Plan to the contrary, the Company, in its sole discretion, upon a Participant’s purchase of shares of Common Stock through exercise of his or her option, may issue such shares of Common Stock pursuant to the direct registration system, and, in lieu of the issuance of certificated shares, may issue uncertificated shares, to the account of the Participant. Any references to share certificates shall, in such event, be deemed to refer to uncertificated shares. A Participant's unused Payroll Deduction Amount remaining after a Purchase Date shall be refunded to the Participant. In the event that a Participant transfers shares of Common Stock acquired pursuant to the Plan, the Participant shall give such notice and follow such other procedures as the Committee may require.

10. Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.

11. Common Stock.

(a) Maximum Number of Shares. The maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be 1,500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 16. Either authorized and unissued shares or issued shares heretofore or hereafter reacquired by the Company may be made subject to purchase under the Plan, in the sole and absolute discretion of the Board. Further, if for any reason any purchase of Common Stock under the Plan is not consummated, shares subject to such purchase agreement may be available for purchase under the Plan. If, on a given Purchase Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares that each Employee shall be allowed to purchase. Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue Common Stock hereunder if, in the opinion of counsel for the Company, such issuance would constitute a violation of Federal or state securities laws or NYSE listing standards.

(b) No Rights Before Exercise. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(c) Registration of Shares. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the prior written request of the Participant, in the names of the Participant and his or her spouse.

12. Administration.

(a)Administration by Board and Committee. The Plan shall be administered by the Board and the Committee.
(b)Membership of the Committee. The Committee membership initially shall be comprised of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Legal Counsel, and Chief Human Resources Officer, unless and until the Board names additional or other persons to serve as members of the Committee. If the Committee ceases to have any members and the Board does not replace them, the Board will serve as the “Committee”.

(c)Powers and Duties. In addition to the powers set forth in the Plan (including this Section), the Committee shall have all of the powers of the Board with respect to the Plan except for those powers set forth in Sections 16 and 17. A member of the Board or Committee may not vote on any matter affecting solely his or her benefits under the Plan but may vote on matters affecting participants’ rights in general. The Committee shall have the following powers and duties:

(i) To direct the administration of the Plan in accordance with the provisions herein set forth;

(ii) To adopt rules of procedure and regulations necessary for the administration of the Plan, provided the rules are not inconsistent with the terms of the Plan;

(iii) To determine all questions with regard to rights of Employees and Participants under the Plan, including, but not limited to, rights of eligibility of an Employee to participate in the Plan;

(iv) To enforce the terms of the Plan and the rules and regulations it adopts;

(v) To direct the distribution of the shares of Common Stock purchased hereunder;

(vi) To furnish the Employer with information which the Employer may require for tax or other purposes;

(vii) To engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

(viii) To prescribe procedures to be followed by Participants in electing to participate herein;

(ix) To receive from each Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

(x) To interpret and construe the Plan;

(xi) To delegate to others any of the Committee’s authority and/or responsibilities, subject to Committee oversight; and

(xii) To make all other determinations and take all other actions, necessary or advisable in administering the Plan.

13. Designation of Beneficiary.

(a) Designation of Beneficiary. A Participant may submit to the Human Resources Department (or its delegate) a written designation of a beneficiary who is to receive any shares of Common Stock (i) purchased under the Plan and held for the Participant in the event of such Participant's death subsequent to an Purchase Date, and/or (ii) any shares that will be purchased with the Participant’s Payroll Deduction Amount if the Participant died on or after an Purchase Date but prior to the issuance of such shares. In addition, a Participant may file a written designation of a beneficiary who is to receive the Participant's Payroll Deduction Amount under the Plan in the event of such Participant's death prior to the Purchase Date of the option.

(b) Change of Beneficiary; Deemed Beneficiary. Such designation of beneficiary may be changed by the Participant at any time by delivering written notice of such change to the Human Resources Department (or its delegate). In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Participant’s beneficiary will be his or her spouse or, if none, his or her estate.

14. Transferability. Options granted under the Plan (i) are not transferable by a Participant other than by will or the laws of descent and distribution; and (ii) during a Participant’s lifetime, must be exercisable only by the Participant. Any such attempt at assignment, transfer, pledge or other disposition, other than as permitted in the Code, shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 6(e).

15. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

16. Adjustments Upon Changes in Capitalization.

(a)Change in Number of Outstanding Shares. If an option under the Plan is exercised subsequent to any stock dividend, stock split, spinoff, recapitalization, merger, consolidation, exchange of shares or the like, occurring after such option was granted, as a result of which shares of any class shall be issued in respect of the outstanding shares, or shares shall be changed into a different number of the same or another class or classes, the number of shares to which such option shall be applicable and the option price for such shares shall be appropriately adjusted by the Company. Any such adjustment, however, in the Common Stock shall be made without change in the total price applicable to the portion of the Common Stock purchased hereunder which has not been fully paid for, but with a corresponding adjustment, if appropriate, in the price for each share of Common Stock.

(b)Corporate Transaction. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that all outstanding Participant options will be exercised. If the Board makes an option fully exercisable, in lieu of assumption or substitution in the event of a merger or sale of assets, the Purchase Date will be accelerated, and all Participant options will be exercised, based on the amount credited to each Participant’s Payroll Deduction Amount as of such Purchase Date, as they would have been had the acceleration of the Purchase Date not been accelerated.

(c)Compliance with the Code. Any of the adjustments in shares or options or acceleration of the options shall be made in compliance with Code Sections 423 and 424.

17. Amendment or Termination. The Board may at any time and for any reason terminate or amend the Plan. Except as specifically provided in the Plan, no such termination can affect options previously granted, provided that any Purchase Period may be accelerated, and an Offering Period may be terminated by the Board on any Purchase Date if the Board determines that the termination of the Plan is in the best interest of the Company and its shareholders. Unless specifically prohibited by the Code or the Plan, an amendment may make any change in any option theretofore granted. To the extent necessary to comply with Code Section 423 (or any successor rule or provision or any other applicable law or regulation), the Rules of the NYSE, or any other requirement applicable to the Employer, the Company shall obtain shareholder approval in such manner and to such a degree as required.

18. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee (or its delegate) at the location or by the person, designated by the Company for the receipt thereof.

19. Shareholder Approval. Commencement of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted.

20. Conditions Upon Issuance of Shares.

(a)Compliance with Laws. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended; the rules and regulations promulgated thereunder; and the requirements of any stock exchange upon which the shares may then be listed; and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)Warranties. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

21. Term of Plan. The Plan shall become effective upon the later to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19. The Plan shall remain in effect until the earliest of the following:

(a)
Exhaustion of Stock. As of the Purchase Date on which Participants purchase a number of shares of Common Stock that substantially exhausts the number of shares available for issuance under the Plan to such an extent that the Committee determines that no subsequent offerings are practicable;

(b)	End of Term of the Plan. As of the last day of the last Offering Period that commences on or before the last day of the 10-year period commencing on the date the Plan is effective; and

(c)	Action by the Board. At any time upon action of the Board as provided in Section 17.

22. No Rights Implied. Nothing contained in the Plan or any modification or amendment to the Plan or in the withholding of any Participant's Payroll Deduction Amount, or the execution of any participation election form, or the issuance of any shares of Common Stock, shall give any Employee or Participant any right to continue employment, any legal or equitable right against the Employer or Company or any officer, director, or Employee of the Employer or Company, except as expressly provided by the Plan.

23. Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable; and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

24. Notice. Any notice required to be given herein by the Employer, the Company, the Board or the Committee shall be deemed delivered, when (a) personally delivered, (b) placed in the United States mail, in an envelope addressed to the last known address of the person to whom the notice is given, or (c) sent via e-mail or other electronic format.

25. Waiver of Notice. Any person entitled to notice under the Plan may waive the notice.

26. Successors and Assigns. The Plan shall be binding upon all persons entitled to purchase Common Stock under the Plan, their respective heirs, legatees, and legal representatives upon the Employer, its successors and assigns.

27. Headings. The titles and headings are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

28. Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by Federal statute. The obligation of the Company to sell and deliver Common Stock under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Common Stock.

29. No Liability for Good Faith Determinations; Indemnification. Neither the members of the Board nor any member of the Committee (nor their delegates) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase shares of Common Stock granted under it, and members of the Board and the Committee (and their delegates) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

30. Foreign Employees. The Committee may provide for such special terms for Participants who are foreign nationals, or who are employed by the Company or a Subsidiary outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

[SIGNATURE PAGE ON NEXT PAGE]

IN WITNESS WHEREOF, this Employee Stock Purchase Plan has been executed on this ____day of July, 2018.

AZZ INC.

By: ______________________________________________
Thomas E. Ferguson, President and Chief Executive Officer

Map and Driving Directions to AZZ Inc.

Instructions from Dallas/Fort Worth International Airport

1.	Head toward South 22nd Ave. on West 32nd St. (183 ft)

2.	Make a U-Turn onto West 32nd St. (0.1 miles)

3.	Turn slightly right onto South Service Rd. (1.3 miles)

4.	Take left ramp onto International Pkwy South (TX-97-SPUR) toward TX-183/TX-360 (0.9 miles)

5.	Take ramp onto TX-183 West (Airport Fwy) toward Ft. Worth (10.7 miles)

6.	Continue on I-820 (0.7 miles)

7.	Keep left onto TX-121 South toward Downtown Ft. Worth (7.1 miles)

8.	Take the exit toward Downtown/Belknap St. onto East Belknap St. (1.7 miles)

9.	Turn slightly left onto Energy Way (0.1 miles)

10.	Turn slightly right onto Summit Ave. (301 ft)

11.	Turn right onto West 7th St. (1.2 miles)

12.	Arrive at West 7th St. (One Museum Place) Your destination is on the right.

Instructions from Downtown Fort Worth

1.	Head toward West 6th St. on Taylor St. (124 ft)

2.	Turn right onto West 6th St. (0.2 miles)

3.	Turn slightly right onto West 7th St. (1.6 miles)

4.	Arrive at West 7th St. (One Museum Place) Your destination is on the right.

2018 Annual Meeting of Shareholders
10:00 a.m. local time, July 10, 2018

AZZ Inc.
One Museum Place, 4th Floor
3100 West 7th Street
Fort Worth, TX 76107

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Vote by Internet

- Go to **www.envisionreports.com/AZZ**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Shareholder Meeting Notice

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Under Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/AZZ

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/AZZ** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents free of any charge, you must request one. Please make your request for a copy as instructed on the reverse side of this card on or before June 27, 2018 to facilitate timely delivery.

2 N O T C O Y

02UBXB

Shareholder Meeting Notice

Proposals to be voted on at the meeting are listed below, along with the Board of Directors' recommendations.

1. The Board of Directors recommends a vote FOR the election of the listed Director nominees.
2. The Board of Directors recommends a vote FOR the approval of AZZ's executive compensation program.
3. The Board of Directors recommends a vote FOR the approval of the AZZ Inc. 2018 Employee Stock Purchase Plan.
4. The Board of Directors recommends a vote FOR the ratification of BDO USA, LLP to serve as AZZ's independent registered public accounting firm for the fiscal year ending February 28, 2019.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this Notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this card when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/AZZ**. Click "Cast Your Vote" or "Request Materials." Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send an email to investorvote@computershare.com with "Proxy Materials AZZ Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side of this card, and state in the email that you want a paper copy of current meeting materials. You may also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 27, 2018.

02UBXB

AZZ

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed Director nominees.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Daniel E. Berce	☐	☐	02 - Paul Eisman	☐	☐	03 - Daniel R. Feehan	☐	☐
04 - Thomas E. Ferguson	☐	☐	05 - Kevern R. Joyce	☐	☐	06 - Venita McCellon-Allen	☐	☐
07 - Ed McGough	☐	☐	08 - Stephen E. Pirnat	☐	☐	09 - Steven R. Purvis	☐	☐

B Other Business

The Board of Directors recommends a vote FOR the following proposals:

Proposal	For	Against	Abstain
2. Approval of advisory vote on AZZ's executive compensation program.	☐	☐	☐
3. Approval of the AZZ Inc. 2018 Employee Stock Purchase Plan.	☐	☐	☐
4. Ratification of the appointment of BDO USA, LLP as AZZ's independent registered public accounting firm for the fiscal year ending February 28, 2019.	☐	☐	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X 3 7 7 8 1 1 2

02UBWB

The Proxy Statement and Annual Report for the fiscal year ended February 28, 2018 are available at www.edocumentview.com/AZZ

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — AZZ Inc.

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on July 10, 2018

The undersigned, having received the Notice and accompanying Proxy Statement and revoking all prior proxies, hereby appoints Thomas E. Ferguson and Paul W. Fehlman and each of them with full power of substitution in each, proxies to vote at the Annual Meeting of Shareholders to be held on July 10, 2018, at 10:00 a.m. local time in Fort Worth, Texas 76107, or at any adjournment thereof, all shares of AZZ Inc. which the undersigned may be entitled to vote. Said proxies are authorized to vote as directed on the reverse side of this card.

1. The Board of Directors recommends a vote FOR the election of the listed Director nominees.
2. The Board of Directors recommends a vote FOR the approval of AZZ's executive compensation program.
3. The Board of Directors recommends a vote FOR the approval of the AZZ Inc. 2018 Employee Stock Purchase Plan.
4. The Board of Directors recommends a vote FOR the ratification of BDO USA, LLP to serve as AZZ's independent registered public accounting firm for the fiscal year ending February 28, 2019.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement. Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on July 10, 2018.

Vote by Internet

- Go to **www.envisionreports.com/AZZ**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by Telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed Director nominees.

	For	Withhold		For	Withhold		For	Withhold
01 - Daniel E. Berce	☐	☐	02 - Paul Eisman	☐	☐	03 - Daniel R. Feehan	☐	☐
04 - Thomas E. Ferguson	☐	☐	05 - Kevern R. Joyce	☐	☐	06 - Venita McCellon-Allen	☐	☐
07 - Ed McGough	☐	☐	08 - Stephen E. Pirnat	☐	☐	09 - Steven R. Purvis	☐	☐

B Other Business

The Board of Directors recommends a vote FOR the following proposals:

	For	Against	Abstain
2. Approval of advisory vote on AZZ's executive compensation program.	☐	☐	☐
3. Approval of the AZZ Inc. 2018 Employee Stock Purchase Plan.	☐	☐	☐
4. Ratification of the appointment of BDO USA, LLP as AZZ's independent registered public accounting firm for the fiscal year ending February 28, 2019.	☐	☐	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

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02UBVB

The Proxy Statement and Annual Report for the fiscal year ended February 28, 2018 are available at www.edocumentview.com/AZZ

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — AZZ Inc.

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on July 10, 2018

The undersigned, having received the Notice and accompanying Proxy Statement and revoking all prior proxies, hereby appoints Thomas E. Ferguson and Paul W. Fehlman and each of them with full power of substitution in each, proxies to vote at the Annual Meeting of Shareholders to be held on July 10, 2018, at 10:00 a.m. local time in Fort Worth, Texas 76107, or at any adjournment thereof, all shares of AZZ Inc. which the undersigned may be entitled to vote. Said proxies are authorized to vote as directed on the reverse side of this card.

1. The Board of Directors recommends a vote FOR the election of the listed Director nominees.
2. The Board of Directors recommends a vote FOR the approval of AZZ's executive compensation program.
3. The Board of Directors recommends a vote FOR the approval of the AZZ Inc. 2018 Employee Stock Purchase Plan.
4. The Board of Directors recommends a vote FOR the ratification of BDO USA, LLP to serve as AZZ's independent registered public accounting firm for the fiscal year ending February 28, 2019.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

C Non-Voting Items

Change of Address — Please print new address below.

D Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement. Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD.